    As filed with the Securities and Exchange Commission on August 14, 2001


================================================================================

                                                    1933 Act File No. 333-64824
                                                    1940 Act File No. 811-10379

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form N-2

[X]     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]     Pre-Effective Amendment No. 1
[_]     Post-Effective Amendment No. [_______]
                 and
[X]     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]     Amendment No. 7

                    PIMCO California Municipal Income Fund
        (Exact Name of Registrant as Specified in Declaration of Trust)

                          c/o PIMCO Advisory Services
                          1345 Avenue of the Americas
                           New York, New York 10105
                   (Address of Principal Executive Offices)
                    (Number, Street, City, State, Zip Code)

                                (212) 739-3502
             (Registrant's Telephone Number, including Area Code)

                              Stephen J. Treadway
                       c/o PIMCO Funds Distributors LLC
                             2187 Atlantic Street
                          Stamford, Connecticut 06902
(Name and Address (Number, Street, City, State, Zip Code) of Agent for Service)

                         Copies of Communications to:
Joseph B. Kittredge, Jr., Esq.                 Thomas A. Hale, Esq.
         Ropes & Gray            Skadden, Arps, Slate, Meagher & Flom (Illinois)
   One International Place                    333 West Wacker Drive
Boston, Massachusetts  02110                Chicago, Illinois  60606

                 Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement
                          ___________________________

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

     It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

                          ___________________________

                          CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
-----------------------------------------------------------------------------------------------------------------------
                                                        Proposed           Proposed
                                                        Maximum             Maximum
Title of Securities Being           Amount Being      Offering Price       Aggregate                 Amount of
       Registered                    Registered          Per Unit      Offering Price/1/          Registration Fee/2/
-----------------------------------------------------------------------------------------------------------------------
Preferred Shares, no par value          10 Shares        $25,0000         $250,000                    $62.50
---------------------------------------------------------------------------------------------------------------------
/1/ Estimated solely for the purpose of calculating the registration fee.
/2/ $62.50 of which has previously been paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND


                 Cross Reference Sheet Pursuant to Rule 495(a)
                       Under the Securities Act of 1933

PARTS A AND B OF PROSPECTUS*




Part A
Item No.                  Item Caption                                                 Prospectus Caption
-------                   ------------                                                 -------------------
1.                     Outside Front Cover.......................................      Outside Front Cover
2.                     Cover Pages; Other Offering Information...................      Inside Front and Outside Back Cover Page;
                                                                                       Underwriting
3.                     Fee Table and Synopsis....................................      Prospectus Summary
4.                     Financial Highlights......................................      Not applicable
5.                     Plan of Distribution......................................      Underwriting
6.                     Selling Shareholders......................................      Not Applicable
7.                     Use of Proceeds...........................................      Use of Proceeds
8.                     General Description of Registrant.........................      Prospectus Summary; Management of the Fund;
                                                                                       The Fund; The Fund's Investments; Risks;
                                                                                       How the Fund Manages Risk; Description of
                                                                                       Capital Structure
9.                     Management.................................................     Management of the Fund; Custodian and
                                                                                       Transfer Agents
10.                    Capital Stock, Long-Term Debt,
                       and Other Securities.......................................     Capitalization; Description of APS;
                                                                                       Description of Preferred Shares; Taxes;
                                                                                       Anti-Takeover and Other Provisions in the
                                                                                       Declaration of Trust; Repurchase of
                                                                                       Common Shares; Conversion to Open-End
                                                                                       Fund; Rating Agency Guidelines
11.                    Defaults and Arrears on Senior Securities..................     Not Applicable
12.                    Legal Proceedings..........................................     Not Applicable
13.                    Table of Contents of Statement of Additional Information...     Table of Contents for the Statement of
                                                                                       Additional Information


Part B                                                                       Statement of Additional
Item No.              Item Caption                                           Information Caption
--------              ------------                                           -------------------
14.                  Cover Page.......................................        Cover Page
15.                  Table of Contents................................        Table of Contents
16.                  General Information and History..................        Not Applicable
17.                  Investment Objective and Policies................        Investment Objective and Policies;
                                                                              Investment Restrictions
18.                  Management.......................................        Management of the Fund; Trustees and Officers;
                                                                              Investment Manager and Portfolio Manager
19.                  Control Persons and Principal
                     Holders of Securities............................        Management of the Fund
20.                  Investment Advisory and Other Services...........        Management of the Fund; Investment Manager and
                                                                              Portfolio Manager; Custodian, Transfer Agents and
                                                                              Dividend Disbursing Agents; Independent Accountants
21.                  Brokerage Allocation and Other Practices.........        Portfolio Transactions
22.                  Tax Status.......................................        Tax Matters; Distributions
23.                  Financial Statements.............................        Financial Statements

--------------------
Part C

           The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PRELIMINARY PROSPECTUS        Subject to Completion         August 14, 2001


--------------------------------------------------------------------------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in this Prospectus is not complete and may be changed. We may + +not sell these securities until the registration statement filed with the + +Securities and Exchange Commission is effective. This Prospectus is not an + +offer to sell these securities and it is not soliciting an offer to buy these +
+securities in any state where the offer or sale is not permitted.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

$150,000,000


++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+[LOGO OF PIMCO]                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
PIMCO California Municipal Income Fund

2,000 Shares Series A


2,000 Shares Series B


2,000 Shares Series C

Auction Preferred Shares
Liquidation Preference $25,000 Per Share
--------------------------------------------------------------------------------

Investment Objective. The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal and California income tax. In pursuing this objective, the portfolio manager also seeks to preserve and enhance the value of the Fund's holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships.

Portfolio Contents. Under normal market conditions, the Fund will invest substantially all (at least 90%) of its total assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), is exempt from federal and California income taxes. The Fund will seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds, including bonds that are unrated but judged to be of investment grade quality by the Fund's portfolio manager. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Fund's portfolio manager. The Fund cannot assure you that it will achieve its investment objective.

Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

Before buying any preferred shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 18. These risks are summarized in "Special Risk Considerations" beginning on page 3.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                      Proceeds
           Price to Public Sales Load  to Fund (1)
--------------------------------------------------
Per Share     $     25,000      $        $
--------------------------------------------------
Total         $150,000,000      $        $
--------------------------------------------------


(1) Plus accumulated dividends, if any, from the date the Auction Preferred Shares are issued, but before offering expenses payable by the Fund estimated to be $221,000.


Auction Preferred Shares, Series A, Auction Preferred Shares, Series B and Auction Preferred Shares, Series C (together "APS") are being offered by the underwriters subject to certain conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the APS will be delivered to the nominee of The Depository Trust Company
on or about     , 2001.


UBS Warburg

                         A.G. Edwards & Sons, Inc.
                                                           Merrill Lynch & Co.

--------------------------------------------------------------------------------
(continued from previous page)

Investors in APS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for such shares. The dividend rate on the Series A APS for the initial period from and including the date of
issue to, but excluding,       , 2001, will be  % per year. The dividend rate
on the Series B APS for the initial period from and including the date of issue
to, but excluding,       , 2001, will be  % per year. The dividend rate on the
Series C APS for the intial period from and including the date of issue to, but
excluding,   , 2001, will be  % per year. For each subsequent period, the auction agent will determine the dividend rate for a particular period by an auction conducted in accordance with the procedures described in this Prospectus and, in further detail, in Appendix D to the Statement of Additional Information (each an "Auction").


The APS, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a selling shareholder that sells APS between Auctions may receive a price per share of less than $25,000. The Fund may redeem APS as described under "Description of APS--Redemption."




The APS will be senior in liquidation and distribution rights to the Fund's outstanding common shares. The Fund's common shares are traded on the New York Stock Exchange under the symbol "PCQ." This offering is conditioned upon the APS receiving a rating of "aaa" from Moody's.


You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A
Statement of Additional Information, dated       , 2001, containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 60 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (877) 819-2224 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).


The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of the APS in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

Until       , 2001 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the APS, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary.........    1
The Fund...................   12
Use of proceeds............   12
Capitalization.............   12
Portfolio composition......   13
The Fund's investments.....   14
Risks......................   18
How the Fund manages risk..   22
Rating agency guidelines...   24
Description of APS.........   26
Management of the Fund.....   49
Net asset value............   51


Taxes.................................   51
Description of capital structure......   55
Anti-takeover and other provisions in
  the Declaration of Trust............   57
Repurchase of Common Shares;
  conversion to open-end fund.........   58
Underwriting..........................   59
Custodian and transfer agents.........   59
Legal matters.........................   59
Table of contents for the Statement of
  Additional Information..............   60
Glossary..............................   61


--------------------------------------------------------------------------------

                   [This page intentionally left blank]

Prospectus summary


This is only a summary. You should review the more detailed information contained in this Prospectus. Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND

PIMCO California Municipal Income Fund (the "Fund") is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is designed to provide tax benefits to investors who are residents of California. See "The Fund." The Fund's common shares ("Common Shares") are traded on the New York Stock Exchange under the symbol "PCQ." As of August 3, 2001, the Fund had 17,486,667 Common Shares outstanding and net assets of $253,811,539.


THE OFFERING

The Fund is offering an aggregate of 2,000 Series A APS, 2,000 Series B APS and 2,000 Series C APS, each at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The APS are being offered through a group of underwriters led by UBS Warburg LLC (collectively, the "Underwriters"). See "Underwriting."


The APS will entitle their holders to receive cash dividends at an annual rate that may vary for successive Dividend Periods. In general, except as described under "Description of APS--Dividends," each Dividend Period will be seven days. The Auction Agent will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period.

The APS are not listed on an exchange. Instead, investors may buy or sell APS at an auction that normally is held weekly, by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent and the Fund or to certain other Broker-Dealers. Bankers Trust Company, the Auction Agent, reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, APS. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding APS continuing to be held. The first Auction Date for Series A APS
will be    , 2001, the first Auction Date for Series B APS will be    , 2001
and the first Auction Date for Series C APS will be    , 2001, each being the
Business Day before the Initial Dividend Payment Date for the Initial Dividend
Period for the relevant series of APS (   , 2001 for Series A,    , 2001 for
Series B and    , 2001 for Series C). The auction day for Series A APS
generally will be Monday, for Series B APS generally will be Wednesday and for Series C APS generally will be Friday, unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day.

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income exempt from federal and California income tax. In pursuing this objective, the portfolio manager also seeks to preserve and enhance the value of the Fund's holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships. Under normal market conditions, the Fund will invest substantially all (at least 90%) of its total assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable) is exempt from federal and California income taxes ("California Municipal Bonds"). The Fund will seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or bonds that are unrated but judged to be of comparable quality by the Fund's portfolio manager. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund's portfolio manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as "junk bonds". Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.


The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal and California income tax.

The Fund cannot assure you that it will attain its investment objective. See "The Fund's investments."

INVESTMENT MANAGER

PIMCO Advisors L.P. ("PIMCO Advisors") serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. PIMCO Advisors is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2001, PIMCO Advisors and its subsidiary partnerships had approximately $276 billion in assets under management.


PIMCO Advisors has retained its affiliate, Pacific Investment Management Company LLC ("PIMCO"), as a sub-adviser to manage the Fund's portfolio investments. See "Portfolio Manager" below.

PORTFOLIO MANAGER

PIMCO serves as the Fund's sub-adviser responsible for managing the Fund's portfolio investments, and is sometimes referred to herein as the "portfolio manager." Subject to the supervision of PIMCO Advisors, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2001, PIMCO had approximately $222 billion in assets under management.


PIMCO Advisors (and not the Fund) will pay a portion of the fees it receives to PIMCO in return for PIMCO's services.

LEVERAGE

The Fund utilizes financial leverage on an ongoing basis for investment purposes. After completion of the offering of APS, the Fund anticipates its total leverage from the issuance of APS will be approximately 37%. This amount may change, but total leverage will not exceed 50% of the Fund's total assets. Although the Fund may in the future offer other Preferred Shares, the Fund does not currently intend to offer Preferred Shares other than Series A APS, Series B APS and Series C APS. The Fund may also invest in RIBS and other derivative instruments, each of which may amplify the effects of leverage in the Fund's portfolio.


The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to Common Shareholders over time. Use of financial leverage creates an opportunity for increased income for Common Shareholders, but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to PIMCO Advisors and PIMCO will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage is utilized, giving PIMCO Advisors and PIMCO an incentive to utilize leverage. See "Risks-- Leverage Risk."


SPECIAL RISK CONSIDERATIONS

Risks of investing in APS include:





Auction Risk


You may not be able to sell your APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those shares. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction.


Ratings and Asset Coverage Risk


A Rating Agency could downgrade the APS, which could affect their liquidity and value. In addition, the Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem APS under certain circumstances.


Secondary Market Risk


You could receive less than the price you paid for your APS if you sell them outside of an Auction, especially when market interest rates are rising. Although the Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions, they are not obligated to do so and no secondary market may develop or exist at any time for the APS.


General risks of investing in the Fund include:


Limited Operating History


The Fund is a recently organized, non-diversified, closed-end management investment company which has been operational for less than two months.


Interest Rate Risk


Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds generally fluctuate more than prices of shorter-term bonds as interest rates change. Because the Fund will invest primarily in long-term bonds, the Fund's net asset value will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. If long-term rates rise, the value of the Fund's investment portfolio may decline, reducing asset coverage on the APS.


Credit Risk


Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. Any default by an issuer of a municipal bond could have a negative impact on the Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS.


Municipal Bond Market Risk


The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.


Reinvestment Risk


Income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. This could impact the Fund's net asset value and reduce asset coverage on the APS.


Inflation Risk


As inflation increases, the real value of the APS and distributions, as well as the value of the Fund's portfolio, could decline.


Leverage Risk


The Fund utilizes financial leverage for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the fund's Common Shares. The Fund may also invest in RIBS and other derivative instruments, which will amplify the effects of leverage. If the dividend rate on the APS exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage requirements on the APS would be reduced.


Because the fees received by PIMCO Advisors and PIMCO are based on Fund's managed assets, the fees will be higher when leverage is utilized, giving PIMCO Advisors and PIMCO an incentive to utilize leverage.


Anti-Takeover Provisions


The Fund's Declaration of Trust and Amended By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees.


Certain Affiliations


Because certain broker-dealers may be considered affiliated persons of the Fund, PIMCO Advisors and/or PIMCO, the Fund's ability to utilize such broker-dealers is subject to restrictions and, in some cases, is prohibited. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

Risks of investing in a California fund include:


Concentration Risk
The Fund's policy of investing substantially all of its assets in California Municipal Bonds makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting the issuers of such bonds.

Non-Diversification Risk
Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence.

For additional information about the risks of investing in APS and in the Fund, see "Risks" below.


DIVIDENDS ON APS

The APS will entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for each series of APS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period.

Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of APS--The Auction."


Except as described herein, investors in APS will not receive certificates representing ownership of their shares. Ownership of APS will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of APS. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of APS are to purchases, sales or ownership of those shares by Beneficial Owners.

After the Initial Dividend Period, each Subsequent Dividend Period for each series of APS will generally consist of seven days (a "7-day Dividend Period"); provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period for either or both series. A "Special Dividend Period" is a Dividend Period consisting of a specified number of days, evenly divisible by seven and not fewer than fourteen nor more than 364 (a "Short Term Dividend Period") or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the APS offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor, commencing on the Initial Dividend Payment Date. In the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding Tuesday for Series A APS, on each succeeding Thursday for Series B APS and on each succeeding Monday for Series C APS, subject to certain exceptions.


Dividends for the APS will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of APS--Dividends."

For each Subsequent Dividend Period, the cash dividend rate on each series of APS will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. See "Description of APS--Dividends." The first Auction for each series of the APS is scheduled to be held on the ending date for the Initial Dividend Period as set forth above.


The Amended By-Laws provide that until the Fund gives a Request for Special Dividend Period and the related Notice of Special Dividend Period, only 7-Day Dividend Periods will be applicable to each series of APS. While the Fund does not currently intend to give a Request for Special Dividend Period with respect to either series of APS, it may so elect in the future subject to, and on, the conditions discussed under "Description of the APS--Dividends--Notification of Dividend Period."

A Special Dividend Period will not be effective for a series of APS unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction, the Dividend Period commencing on the Business Day succeeding such Auction will be a 7-Day Dividend Period, and the holders of the APS outstanding immediately prior to such Auction will be required to continue to hold some or all of such shares for such Dividend Period. In addition, the Fund may not give a Notice of Special Dividend Period with respect to the APS, or if the Fund has given a Notice of Special Dividend Period for the APS, the Fund will be required to give a Notice of Revocation in respect thereof, if (i) either the 1940 Act APS Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the APS or
(ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date.


ADVANCE NOTICE OF ALLOCATION OF TAXABLE INCOME; INCLUSION OF TAXABLE INCOME IN DIVIDENDS

Dividends paid by the Fund, to the extent paid from tax-exempt income earned on municipal bonds, will be exempt from federal income tax, although a portion of those dividends may be a tax preference item for individuals for purposes of the federal alternative minimum tax. In addition, for corporations, interest on all tax-exempt obligations is taken into account in the computation of income subject to the federal alternative minimum tax. Although the Fund will seek to avoid portfolio investments that pay interest that is taxable to individuals under the federal alternative minimum tax, the Fund may not succeed in this regard. The Fund is required to allocate net capital gains and other income subject to federal income tax, if any, proportionately among the Fund's Common Shares and APS. Except as noted below and under "Description of APS--Auction Procedures," whenever the Fund is aware that it will include any net capital gains or other income subject to federal income tax, but not including for this purpose the alternate minimum tax ("Taxable Income"), in any dividend on the APS, the Fund will notify the Auction Agent prior to the Auction establishing the Applicable Rate for such dividend. The Auction Agent in turn will notify each Broker-Dealer whenever it receives any such notice from the Fund, and each Broker-Dealer will notify its Beneficial Owners and Potential Beneficial Owners, as provided in its Broker-Dealer Agreement. In the alternative, the Fund also may include such Taxable Income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an amount sufficient to offset substantially the tax effect thereof or, in certain circumstances, makes a Gross-up Dividend, as described in the next section. The amount of Taxable Income otherwise allocable to the APS will depend upon the amount of such income realized by the Fund and other factors, but generally is not expected to be significant. See "Taxes" and "Description of APS--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends."


GROSS-UP DIVIDENDS

The Fund may retroactively allocate any net capital gains or other Taxable Income to the APS without giving the advance notice described in the preceding section. If the Fund does so solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding APS or the liquidation of the Fund, the Fund will make certain payments to holders of the APS to which such allocation was made to offset substantially the tax effect thereof. Otherwise, the Fund does not expect to make payments to holders of the APS to offset the tax effect of any reallocation of net capital gains or other taxable income. See "Description of APS--Dividends--Gross-up Dividends" and "Taxes."


DETERMINATION OF MAXIMUM APPLICABLE RATES

Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for APS will not be more than the Maximum Applicable Rate applicable to such shares. The Maximum Applicable Rate for each series of APS will depend on the credit rating assigned to such shares and on the duration of the Dividend Period. The Maximum Applicable Rate will be the Applicable Percentage of the Reference Rate. The Reference Rate is (i) with respect to any 7-Day Dividend Period or any Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short-Term Municipal Obligation Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to the APS by Moody's (or, if Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and
(ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS, as follows:

                                                     Applicable       Applicable
                                                  Percentage of    Percentage of
                                               Reference Rate-- Reference Rate--
Moody's Credit Ratings on APS                   No Notification     Notification
--------------------------------------------------------------------------------
aa3 or higher.................................             110%             150%
a.............................................             125              160
baa...........................................             150              250
Below baa.....................................             200              275

There is no minimum Applicable Rate in respect of any Dividend Period. The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of APS--Dividends--Non-Payment Period; Late Charge," initially will be 200% of the Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS).

AUCTION PROCEDURES

Separate Auctions will be conducted for each series of APS. Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of APS may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the APS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

 .Hold Order--indicating its desire to hold the APS without regard to the Applicable Rate for the next Dividend Period for such shares.

 .Bid--indicating its desire to hold the APS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

 .Sell Order--indicating its desire to sell the APS without regard to the Applicable Rate for the next Dividend Period for such shares.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the APS then held by such Beneficial Owner, provided that the total number of APS covered by such Orders does not exceed the number of APS held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the APS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

Potential Beneficial Owners of APS may submit Bids through their Broker-Dealers in which they offer to purchase APS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

A Broker-Dealer also may hold APS for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described above.

Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

If Sufficient Clearing Bids exist in an Auction for a series of APS (that is, in general, the number of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of APS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 40% of the Reference Rate (as defined under "Determination of Maximum Applicable Rates" above) in effect on the date of the Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS).


The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of APS that is less than the number of APS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the APS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the APS subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of APS--The Auction."


ASSET MAINTENANCE

Under the Amended By-Laws, the Fund must maintain (i) Moody's Eligible Assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount and (ii) 1940 Act APS Asset Coverage of at least 200%. See "Description of APS--Asset Maintenance."

The Fund estimates that, based on the composition of its portfolio at August 3, 2001, 1940 Act APS Asset Coverage with respect to APS would be approximately 268% immediately after the issuance of the APS offered hereby in an amount representing approximately 37% of the Fund's capital (including the capital attributable to the APS).

The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by Moody's in connection with the Fund's receipt of a rating of "aaa" on the APS on their Date of Original Issue. See "Rating Agency Guidelines."

MANDATORY REDEMPTION

If the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage is not maintained or restored as specified herein, the APS will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory Redemption Price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of such APS as described herein. See "Description of APS--Dividends--Gross-up Dividends." Any such redemption will be limited to the minimum number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be. The Fund's ability to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. See "Description of APS--Redemption--Mandatory Redemption."


OPTIONAL REDEMPTION

The APS are redeemable at the option of the Fund, as a whole or in part, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See "Description of APS-- Redemption--Optional Redemption." In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of such APS as described herein. See "Description of APS--Dividends--Gross-up Dividends."

LIQUIDATION PREFERENCE

The liquidation preference of the APS will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation Rights." In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of the liquidation of the Fund as provided herein. See "Description of APS--Dividends--Gross-up Dividends."

RATING

It is a condition to their issuance that the APS be issued with a credit quality rating of "aaa" from Moody's. The Fund may at some future time seek to have the APS rated by an additional or substitute Rating Agency. See "Rating Agency Guidelines."


VOTING RIGHTS

The 1940 Act requires that the holders of APS and any other Preferred Shares, voting as a class, have the right to elect at least two trustees at all times and to elect a majority of the trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The holders of APS and any other Preferred Shares will vote as a separate class on certain other matters as required under the Fund's Declaration of Trust and Amended By-Laws and under the 1940 Act. See "Description of APS--Voting Rights," "Description of capital structure" and "Anti-takeover and other provisions in the Declaration of Trust."

TAX CONSIDERATIONS

Interest on certain "private activity" municipal bonds is treated as a tax preference item for individuals for purposes of the federal alternative minimum tax. In addition, for corporations, interest on all tax-exempt obligations is taken into account in the computation of income subject to the federal alternative minimum tax. The Fund will seek to avoid portfolio investments that pay interest that is taxable to individuals under the federal alternative minimum tax. Nonetheless, the Fund may not be successful in this regard and if you are, or as a result of an investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. Moreover, distributions of any taxable net investment income and net short-term capital gain are taxable as ordinary income. See "Taxes."

--------------------------------------------------------------------------------


The Fund

The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on May 10, 2001 pursuant to the Fund's Declaration of Trust, which is governed by the laws of The Commonwealth of Massachusetts. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (212) 739-3369. The Fund is designed to provide tax benefits to investors who are residents of California.


The Fund commenced operations on June 29, 2001 upon the closing of an initial public offering of 15,200,000 of its Common Shares. The proceeds of such offering were approximately $217,740,000 after the payment of organizational and offering expenses. In connection with the initial public offering of the Fund's Common Shares, the underwriters were granted an option to purchase up to an additional 2,280,000 additional common shares to cover over-allotments. On July 23, 2001, the underwriters purchased, at a price of $14.325 per Common Share, an additional 2,280,000 Common Shares of the Fund pursuant to the over-allotment option.


Use of proceeds

The net proceeds of the offering of APS will be approximately $148,279,000 after payment of the estimated offering costs (not expected to exceed $221,000). The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies discussed below under "The Fund's investments." It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet the investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities.


Capitalization

The following table sets forth the unaudited capitalization of the Fund as of August 3, 2001 and as adjusted to give effect to the issuance of the APS offered hereby (including estimated offering expenses and a sales load of $1,721,000).



                                                         As of August 3, 2001
                                                            Actual  As Adjusted
-------------------------------------------------------------------------------
Shareholders' Equity
  Auction Preferred Shares, no par value (no shares
         issued; 6,000 shares issued, as adjusted, at
         $25,000 per share liquidation preference)... $          0 $150,000,000
  Common Shares, no par value, 17,486,667 shares
         outstanding................................. $249,976,605 $248,255,605
Undistributed net investment income.................. $    537,041 $    537,041
Net realized gain on investments..................... $          0 $          0
Net unrealized appreciation of investments........... $  3,297,893 $  3,297,893
Net assets........................................... $253,811,539 $402,090,539


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Portfolio composition


As of August 3, 2001, approximately 99.8% of the market value of the Fund's portfolio was invested in long-term municipal bonds and approximately 0.2% of the market value of the Fund's portfolio was invested in cash. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of August 3, 2001.



                                        Number
                                            of                          Value
S&P*           Moody's*                 Issues                 (in Thousands)                 Percent
-----------------------------------------------------------------------------------------------------
AAA                Aaa                     16                     $102,832                      36.1%
AA             Aa1, Aa                      3                       14,502                       5.1
A                   A1                     15                       66,873                      23.4
BBB               Baa1                     15                       45,528                      15.9
BB                 Ba1                      0                            0                       0.0
B                   B1                      0                            0                       0.0
NR+                NR+                     25                       54,918                      19.3
Cash                                                                   557                       0.2
-----                                    ----                     --------                     -----
Total                                      74                     $285,210                     100.0%

--------

* Ratings: Using the higher of S&P's or Moody's ratings on the Fund's municipal bonds. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in Aa, A, Baa, Ba and B ratings.


+ Securities that are not rated by S&P or Moody's. Such municipal bonds may be rated by Rating Agencies other than S&P or Moody's, or may not be rated by any such Rating Agency. With respect to the percentage of the Fund's assets invested in such securities, PIMCO believes that these are of comparable quality to municipal bonds rated investment grade (that is, rated within the four highest grades by Moody's, S&P or Fitch). This determination is based on PIMCO's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P or Moody's if either were to rate the securities.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Fund's investments

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to provide current income exempt from federal and California income tax. In pursuing this objective, PIMCO also seeks to preserve and enhance the value of the Fund's holdings relative to the municipal bond market generally, using proprietary analytical models that test and evaluate the sensitivity of those holdings to changes in interest rates and yield relationships.

PIMCO may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), issued by a particular municipal issuer, or having particular structural characteristics, are undervalued. PIMCO may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that PIMCO considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in municipal bonds may be based on PIMCO's belief that their yield and/or total return potential is higher than that available on bonds bearing similar levels of interest rate risk, credit risk and other forms of risk, or that their value relative to the municipal bond market is less sensitive to these risks. The Fund attempts to increase its portfolio value relative to the municipal bond market generally by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to holders of APS.

Under normal market conditions, the Fund will invest substantially all (at least 90%) of its total assets in California Municipal Bonds.

The Fund will seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by PIMCO. The Fund may invest up to 20% of its net assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the Statement of Additional Information. See "Municipal Bonds" below for a general description of the economic and credit characteristics of municipal issuers in California. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal

--------------------------------------------------------------------------------

The Fund's investments

--------------------------------------------------------------------------------

bonds of the types in which the Fund may invest directly. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses in addition to the Fund's own expenses. See "--Other Investment Companies" below.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the APS or the Common Shares.


Upon PIMCO's recommendation, temporarily or for defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of this offering are being invested, the Fund may invest a substantial portion of its net assets in short-term investments including high-quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to federal and California income taxes. However, as discussed below under "Description of APS--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," dividends on APS will generally increase if Taxable Income is included in a dividend.


The Fund cannot change its investment objective without the approval of the holders of a "majority of the outstanding" Common Shares and any Preferred Shares (including the APS) voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares (including the APS) voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. See "Description of APS--Voting Rights" in this Prospectus for additional information with respect to the voting rights of holders of APS.


The Fund will seek to avoid portfolio investments that pay interest that is taxable to individuals under the federal alternative minimum tax. Nonetheless, the Fund may not be successful in this regard and if you are, or as a result of an investment in the Fund would become, subject to the federal alternative minimum tax, the APS may not be a suitable investment for you. Special alternative minimum tax rules apply to corporate holders. In addition, capital gain dividends will be subject to capital gains taxes. See "Taxes."

MUNICIPAL BONDS

Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where PIMCO believes the issuer has a strong incentive to continue making appropriations until maturity.

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                                                                              15
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The Fund's investments

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The California Municipal Bonds in which the Fund will invest are generally issued by the state of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city.


The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

The Fund may buy and sell municipal bonds on a when-issued, delayed delivery or forward commitment basis, making payment or taking delivery at a later date, normally within 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. In addition, the Fund's ability to engage in these types of transactions is limited by the Moody's guidelines discussed under "Rating agency guidelines."

STRUCTURED NOTES

The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss.

The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal and California income tax. The Fund will only invest in structured notes if it has received an opinion of counsel for the issuer (or the advice of another authority believed by PIMCO to be reliable) that the interest income on the notes will be exempt from federal income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

VARIABLE AND FLOATING RATE SECURITIES

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. While floaters provide a certain degree of protection against rises in interest rates, the Fund will participate in any decline in interest rates as well, although this is no guarantee that the

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16

The Fund's investments

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interest rates earned by the Fund on its investments will be greater than the dividend rate payable with respect to the APS. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities.

RESIDUAL INTEREST MUNICIPAL BONDS (RIBS)

The Fund may also invest up to 10% of its assets in RIBS, whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity, and the market for these securities is volatile. These securities generally will underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage. Should short-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of APS or the use of other derivative instruments) likely will adversely affect the Fund's net asset value. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond on an unleveraged basis.

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its APS, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management fees and other expenses with respect to assets so invested. PIMCO will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the risks associated with leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

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                                                                              17
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Risks

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before purchasing APS, you should consider carefully the following risks that you assume when you invest in the Fund.

AUCTION RISK

You may not be able to sell your APS at an Auction if the Auction fails; that is, if there are more APS offered for sale than there are buyers for those shares. If Sufficient Clearing Bids do not exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of APS wishing to sell will not be able to sell all, and may not be able to sell any, of such shares in the Auction. As a result, your investment in APS may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase APS in an Auction or otherwise, nor is the Fund required to redeem APS in the event of a failed Auction. Also, if you place bid orders (orders to retain APS) at an Auction only at a specified rate, and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your APS. Finally, if you elect to retain APS without specifying a rate below which you would not wish to continue to hold those APS, and the Auction sets a below-market rate, you may receive a lower rate of return on your APS than the market rate. See "Description of APS--The Auction" and "Description of APS--Auction Procedures."


RATINGS AND ASSET COVERAGE RISK

While Moody's is expected to assign a rating of "aaa" to the APS, the ratings would not eliminate or necessarily mitigate the risks of investing in the APS. A Rating Agency could downgrade the APS, which may make your shares less liquid at an Auction or in the secondary market. In addition, the Fund may be forced to redeem your APS to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem APS under certain circumstances. See "Description of APS--Redemption." In addition, as a condition to its receipt of an "aaa" rating on the APS, the Fund has agreed to certain investment limitations, which may restrict the Fund from making investments that PIMCO believes would benefit the Fund. See "Rating Agency Guidelines" for a description of the asset maintenance and other tests the Fund must meet.


SECONDARY MARKET RISK

The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. If you try to sell your APS between Auctions, you may not be able to sell any or all of your shares, or you may receive a purchase price of less than $25,000 per share. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS .


LIMITED OPERATING HISTORY


The Fund is a recently organized, non-diversified, closed-end management investment company which has been operational for less than two months.


INTEREST RATE RISK

Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and

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18

Risks

--------------------------------------------------------------------------------

increase in value when interest rates decline. The value of the longer-term bonds in which the Fund generally invests normally fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Fund will invest primarily in long-term bonds, the Fund's net asset value will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund may invest up to 10% of its assets in RIBS. Compared to similar fixed rate municipal obligations, the value of RIBS will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on RIBS will fluctuate in response to changes in prevailing short-term interest rates. Thus, when RIBS are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds or the net asset value of the Fund's shares.

The APS pay dividends based on short-term interest rates. The Fund will use the proceeds from the issuance of APS to buy municipal bonds, which generally pay interest based on longer-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. If short-term interest rates rise, the dividend rate on the APS may rise so that the amount of dividends paid to APS shareholders exceeds the income from the portfolio securities purchased with the proceeds from the APS. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the APS offering) is available to pay APS dividends, however, APS dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay APS dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the APS.

The Fund may utilize certain strategies, including investments in structured notes, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful. See "How the Fund manages risk--Hedging and Related Strategies."

CREDIT RISK

Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. Because the primary source of income for the Fund is the interest and principal payments on the municipal bonds in which it invests, any default by an issuer of a municipal bond could have a negative impact on the Fund's ability to pay dividends on the APS and could result in the redemption of some or all of the APS. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by PIMCO. Bonds rated Ba/BB or B are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal, and these bonds are commonly referred to as "junk bonds." The prices of these lower-grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain Rating Agencies.


CONCENTRATION RISK

As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in California Municipal Bonds. The Fund is therefore susceptible

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                                                                              19
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Risks

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to political, economic, regulatory and other factors affecting issuers of
California Municipal Bonds, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenues payments of obligations may be made. The ability of state, county, or local governments or other issuers of California Municipal Bonds to meet their obligations will depend primarily on the availability of tax and other revenues to those entities. The amounts of tax and other revenues available to issuers of California Municipal Bonds may be affected from time to time by economic, political and demographic conditions that specifically impact California. In addition, there are constitutional and statutory restrictions that limit the power of certain issuers to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of California Municipal Bonds may also affect their ability to meet their obligations. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California and there is no obligation on the part of the State to make payment on such local obligations in the event of default. Any reduction in the actual or perceived ability of an issuer of California Municipal Bonds to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could adversely affect the values of other California Municipal Bonds as well. Moreover, in such circumstances, the value of the Fund's shares may fluctuate more widely than the value of shares of a more diversified fund which invests in a number of different states.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of California Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the bonds acquired by the Fund to pay interest on or principal of such bonds. This information has not been independently verified.

For a more detailed description of these and other risks affecting investment in California Municipal Bonds, see "Appendix B--Factors pertaining to California" in the Statement of Additional Information.

MUNICIPAL BOND MARKET RISK

Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.


The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may

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20

Risks

--------------------------------------------------------------------------------

not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax exempt.


NON-DIVERSIFICATION RISK

Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, to the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's investments." The Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

REINVESTMENT RISK

Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's net asset value or reduce asset coverage on the APS.


INFLATION RISK

Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the APS and distributions can decline. However, during any periods of rising inflation, APS dividend rates would likely increase, which would tend to offset this risk.

LEVERAGE RISK

The Fund utilizes financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of APS to leverage the Fund's Common Shares. If the dividend rate on the APS exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the APS would be reduced. Because the long-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the APS will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its expected "aaa" rating on the APS or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the APS. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the APS.


While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs

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                                                                              21
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Risks

--------------------------------------------------------------------------------

the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund may also invest up to 10% of its assets in RIBS and invest in other derivative instruments, which may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's net asset value. See "The Funds Investments--Residual Interest Municipal Bonds
(RIBS)" and the Statement of Additional Information under "Investment objective and policies--Derivative Instruments."


Because the fees paid to PIMCO Advisors and PIMCO will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage is utilized, giving PIMCO Advisors and PIMCO an incentive to utilize leverage.

ANTI-TAKEOVER PROVISIONS

The Fund's Declaration of Trust and Amended By-Laws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. See "Anti-takeover and other provisions in the Declaration of Trust."

CERTAIN AFFILIATIONS

Certain broker-dealers may be considered to be affiliated persons of the Fund, PIMCO Advisors and/or PIMCO due to their possible affiliations with Allianz AG, the ultimate parent of PIMCO Advisors and PIMCO. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities. Similar prohibitions apply to trades with the Underwriters or their affiliates during the offering of APS.

How the Fund manages risk

INVESTMENT LIMITATIONS

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations (one of which is described below) are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and any Preferred Shares (including
APS) voting together as a single class, and the approval of the holders of a majority of any Preferred Shares (including APS) voting as a separate class. Among other restrictions, the Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.

The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries (such as different types of utilities).

The Fund is subject to guidelines which are more limiting than the investment restrictions set forth above and in the Statement of Additional Information in order to obtain and maintain a rating of


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22

How the Fund manages risk

--------------------------------------------------------------------------------

"aaa" from Moody's on the APS, and may become subject to additional guidelines in the future. See "Rating agency guidelines." The Fund does not anticipate that such guidelines will have a material adverse effect on the Fund's ability to achieve its investment objective. See "Rating agency guidelines," "Investment objective and policies" and "Investment restrictions" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental investment policies of the Fund.


QUALITY OF INVESTMENTS

The Fund will invest at least 80% of its net assets in bonds of investment grade quality at the time of investment. Investment grade quality means that such bonds are rated by Rating Agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by PIMCO.

MANAGEMENT OF INVESTMENT PORTFOLIO AND CAPITAL STRUCTURE TO LIMIT LEVERAGE RISK

The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity or duration of its investment portfolio (by investing in shorter-term, high-quality securities) or may extend the maturity of outstanding Preferred Shares (including the APS). The Fund may also attempt to reduce leverage by redeeming or otherwise purchasing Preferred Shares (subject to any restrictions discussed under "Description of APS--Redemption") or by reducing any holdings in RIBS or other instruments that create leverage. The success of any such attempt to limit leverage risk depends on PIMCO's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may not be successful in managing its interest rate exposure in the manner described above.


If market conditions suggest that additional leverage would be beneficial, the Fund may issue additional Preferred Shares or utilize other forms of leverage, such as RIBS or other derivative instruments.


HEDGING AND RELATED STRATEGIES

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. For instance, the Fund may invest in structured notes for the purpose of reducing the interest rate sensitivity of the Fund's portfolio and, thereby, decreasing the Fund's exposure to interest rate risk. The Fund currently intends that the income on these notes will normally be exempt from federal and California income tax. Other hedging strategies that the Fund may use include: financial futures contracts; short sales; swap agreements or options thereon; options on financial futures; and options based on either an index of municipal securities or on taxable debt securities whose prices, PIMCO believes, correlate with the prices of the Fund's investments. Income earned by the Fund from many hedging activities will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. If effectively used, hedging strategies will offset in varying percentages losses incurred on the Fund's investments due to adverse interest rate changes. There is no assurance that these hedging strategies will be available at any time or that PIMCO will determine to use them for the Fund. In addition, in accordance with the Rating Agency guidelines described below, the Fund's use of hedging transactions is limited to the types of transactions listed under the definition of "Moody's Hedging Transactions" in the glossary.


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                                                                              23

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Rating agency guidelines

The Fund is required under Moody's guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. Moody's has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy Moody's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by Moody's). The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets. The Moody's guidelines also impose other limitations on the Fund's investments.


The Fund is also required under the 1940 Act and Rating Agency guidelines to maintain, with respect to shares of APS, asset coverage of at least 200% with respect to senior securities which are shares, including APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act APS Asset Coverage").

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the APS Basic Maintenance Amount or
(b) the 1940 Act APS Asset Coverage, in each case in accordance with the requirements of the Rating Agency or Agencies then rating the shares of APS, the Fund will be required by the Amended By-Laws to redeem shares of APS as described under "Description of APS--Redemption--Mandatory Redemption."


The Moody's guidelines restrict the Fund's use of some types of investment strategies. For example, the guidelines limit the Fund's use of futures, options and other derivative transactions for hedging or investment purposes, prevent the Fund from entering into hedging transactions other than Moody's Hedging Transactions, restrict the use of forward commitments and similar transactions, and limit the percentage of the Fund's assets that may be invested in any one issuer or type or class of issuer.


The Moody's guidelines also prohibit the Fund from taking some types of actions unless it has received written confirmation from Moody's that such actions would not impair the ratings then assigned to the APS. These include restrictions on borrowing money, engaging in short sales, lending portfolio securities, issuing any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund or merging or consolidating into or with any other entity.








The restrictions in the Moody's guidelines may limit the Fund's ability to make investments that PIMCO believes would benefit the Fund. The descriptions of the Moody's guidelines in this section and in "Description of APS--Asset Maintenance" are summaries only and are not complete. The Moody's guidelines are set forth in their entirety in the Fund's Amended By-Laws, which have been filed as an exhibit to the Registration Statement of which this Prospectus is a part.


The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's. Failure to adopt any such modifications, however, may result in a change in

--------------------------------------------------------------------------------

Rating agency guidelines


--------------------------------------------------------------------------------

the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency providing a rating for the APS may, at any time, change or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the Rating Agency guidelines in the event the Fund receives written confirmation from Moody's that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's to the APS.

As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency guidelines described above also do not address the likelihood that an owner of shares of APS will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's by the Fund and/or PIMCO and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Fund's Common Shares have not been rated by a Rating Agency.

A Rating Agency's guidelines will apply to the APS only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's for rating the APS. The Fund may at some future time seek to have the APS rated by an additional or Substitute Rating Agency.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Description of APS

The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Declaration of Trust and Amended By-Laws, including the provisions thereof establishing the APS. The Fund's Declaration of Trust and the form of Amended By-Laws establishing the terms of the APS have been filed as exhibits to the Registration Statement of which this Prospectus is a part.


Each series of APS will be Preferred Shares that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each Subsequent Dividend Period for each series of APS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period for a series of APS will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions therefor, although, except in the case of Special Dividend Periods of longer than 91 days, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "--The Auction."


The nominee of the Securities Depository is expected to be the sole holder of record of each series of APS. Accordingly, each purchaser of APS must rely on
(i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the APS.

When issued and sold, the APS of each series will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and, except as discussed under "Anti-takeover and other provisions in the Declaration of Trust" below, non-assessable. See "Description of APS--Liquidation Rights." The APS will not be convertible into Common Shares or other shares of beneficial interest of the Fund, and the holders thereof will have no preemptive rights. The APS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated herein. See "--Redemption."


In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Bankers Trust Company will be the transfer agent, registrar, dividend paying agent and redemption agent for each series of APS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.


Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any APS so long as the Fund is current in the payment of dividends on APS and on any other shares of beneficial interest of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation.


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


THE AUCTION

General


Holders of the APS of each series will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of the Fund, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period for each series (generally a period of seven days subject to certain exceptions set forth under "--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period for each series will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the Auction Procedures set forth in the Amended By-Laws in which persons determine to hold or offer to purchase or sell the APS. The Auction Procedures are attached as Appendix D to the Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to herein as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Dividends--Non-Payment Period; Late Charge."

Auction Agency Agreement


The Fund will enter into the Auction Agency Agreement with the Auction Agent, which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for each series of APS. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.


The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agency Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agency Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.


The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may terminate the Auction Agency Agreement, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.


Broker-Dealer Agreements


The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements (collectively, the "Broker-Dealer Agreements") with one or more broker-dealers, or other entities permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures (collectively, the "Broker-Dealers"), selected by the Fund, which provide for the

--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

participation of such Broker-Dealers in Auctions and pursuant to which Broker-Dealers agree to follow the Auction Procedures. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with UBS Warburg LLC may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.


Securities Depository


The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. All of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such shares will be subject to the provisions restricting transfers of the APS contained in the Amended By-Laws. Cede & Co. initially will be the holder of record of all shares of APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix D (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in Appendix D to the Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix C to the Statement of Additional Information.

Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends


An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as
an "Auction Date"). The initial Auction Date will be    , 2001 for Series A
APS,    , 2001 for Series B APS and    , 2001 for Series C APS. Auctions for
the APS for Dividend Periods after the Initial Dividend Period normally will be held every Monday after the preceding Dividend Payment Date for Series A APS, every such Wednesday for Series B APS and every such Friday for Series C APS; and each subsequent Dividend Period normally will begin on the following Tuesday for Series A APS, on the following Thursday for Series B APS and on the following Monday for Series C APS (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period for a series of APS (both of which must be Business Days) need not be consecutive calendar days. See "-- Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.


Except as noted below and under "Dividends--Gross-up Dividends," whenever the Fund is aware that it will include any net capital gain or other income subject to federal income tax in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were a Gross-up Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "--Dividends-- Gross-up Dividends."

Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders


On or prior to the Submission Deadline on each Auction Date for a series of
APS:


  (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

    (i) "Hold Order"--indicating the number of outstanding APS, if any, such Beneficial Owner desires to continue to hold without regard to Applicable Rate for the next Dividend Period for such shares;


    (ii) "Bid"--indicating the number of outstanding APS, if any, that Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or


    (iii) "Sell Order"--indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

  (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period is not less than the rates per annum specified in such Bids.

The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "--Submission of Orders by Broker-Dealers to Auction Agent" below.

The "Maximum Applicable Rate" for a series of APS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.


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                                                                              29

Description of APS

--------------------------------------------------------------------------------

The Maximum Applicable Rate for a series of APS will depend on the credit rating assigned to such series. The "Applicable Percentage" will be determined based on (i) the credit rating assigned on such date to such shares by Moody's (or if Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS as follows:


                                                     Applicable       Applicable
                                                  Percentage of    Percentage of
                                               Reference Rate-- Reference Rate--
Moody's Credit Ratings on APS                   No Notification     Notification
--------------------------------------------------------------------------------
aa3 or higher.................................             110%             150%
a.............................................             125              160
baa...........................................             150              250
Below baa.....................................             200              275

There is no minimum Applicable Rate in respect of any Dividend Period.

The Fund will take all reasonable action necessary to enable Moody's to provide a rating for each series of APS. If Moody's does not make such a rating available, the Underwriters or their affiliates and successors, after consultation with the Fund, will select another Rating Agency to act as a Substitute Rating Agency.


Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described in the next paragraph. If a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "--Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "-- Notification of Results; Settlement."


If one or more Orders covering in the aggregate all of the outstanding APS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent will deem a Hold


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

Order (in the case of an Auction relating to a Special Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding APS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.


If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically will be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS).


For the purposes of an Auction, the APS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of the Auction Agent, as set forth under "--Redemption," will not be considered as outstanding and will not be included in such Auction. The Fund may not submit an Order in any Auction.


Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the foregoing.

Submission of Orders by Broker-Dealers to Auction Agent


Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through the Auction Agent's auction processing system all Orders obtained by it for the Auction for a series of APS to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline for any Auction Date, shall be irrevocable.


If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of one-percent. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:


  (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

  (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid

--------------------------------------------------------------------------------

Description of APS

-------------------------------------------------------------------------------

      submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (ii) shall be treated as the subject of a Bid by a Potential Holder; and

  (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable
Rate


Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, of their APS subject to such Submitted Sell Orders. See "--Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.


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32

Description of APS

--------------------------------------------------------------------------------

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares


Based on the determinations described under "--Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of a series of APS will sell, continue to hold and/or purchase APS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the APS subject to such Hold Orders.

If Sufficient Clearing Bids have been made:

  (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding APS subject to such Submitted Bid or Submitted Sell Order;

  (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding APS subject to such Submitted Bid;

  (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of APS subject to such Submitted Bid;

  (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of APS subject to such Submitted Bids, unless the number of outstanding APS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available APS over the number of APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding APS determined on a pro rata basis based on the number of outstanding APS subject to all such Submitted Bids of such Existing Holders; and

  (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available APS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the APS subject to all such Submitted Bids of Potential Holders.

If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders):

  (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding APS subject to such Submitted Bid;

  (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of APS subject to such Submitted Bid; and

  (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding APS determined on a pro rata basis based on the outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

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                                                                              33

Description of APS

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If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of APS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of APS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole APS. If any Potential Holder would be entitled or required to purchase less than a whole APS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate APS for purchase among Potential Holders so that only whole APS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS.

Notification of Results; Settlement


The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone or through the Auction Agent's auction processing system at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction fails to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS. The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.


In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

If any Existing Holder selling APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole APS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Potential Beneficial Owner or their respective Agent Members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.

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

Description of APS

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BROKER-DEALERS

General


The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

Secondary Market Trading and Transfer of APS


The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so, and may discontinue such activity at any time. There can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period for a series of APS, likely will have an adverse effect on the secondary market price of such APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.


A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of APS only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of shares of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer.


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                                                                              35

Description of APS

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DIVIDENDS

General


The holders of APS of each series will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS so declared and payable will be paid (i) in preference to and in priority over any dividends so declared and payable on the Common Shares, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on the Fund's investments. Dividends on the APS, to the extent that they are derived from municipal bonds, generally will be exempt from federal income tax, although all of those dividends will be a tax preference item for corporate taxpayers and a portion of those dividends may be a tax preference item for purposes of the federal alternative minimum tax for individuals ("Preference Item"). See "Taxes."


Dividends on each series of APS will accumulate from the date on which the Fund originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on a series of APS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date for that series. Following the Initial Dividend Payment Date, dividends on each series of APS will be payable, at the option of the Fund, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date will be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will nonetheless occur on the next following originally scheduled date. If for any reason a Dividend Period for a series of APS is scheduled to begin on the same day and end on the same day as a Dividend Period for another series of APS, then the last day of the Dividend Period for such other series of APS shall be the second Business Day next succeeding such scheduled day unless the Fund obtains the opinion of tax counsel referred to below. Subject to the limitation in the next sentence, if for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees will fix the Dividend Payment Date. However, Dividend Periods of any series of APS shall not be co-extensive with the Dividend Period of any other series of APS unless the Fund has received an opinion of tax counsel that having such co-extensive periods will not affect the deductibility, for federal income tax purposes, of dividends paid on the different series of APS. The Board of Trustees before authorization of a dividend may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Declaration of Trust or Amended By-Laws. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."


Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

Each dividend will be paid to the record holder of the APS as of 12:00 noon, New York City time, on the Business Day preceding the Dividend Payment Date, which holder is expected to be the nominee of


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36

Description of APS

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the Securities Depository. See "--The Auction--Securities Depository." The
Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository.



Any dividend payment made on the APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "--Gross-up Dividends" and "--Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

The amount of cash dividends per share of APS of each series payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date will be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.


Notification of Dividend Period


The Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for a series of APS will be a number of days (other than seven), evenly divisible by seven, and not fewer than fourteen nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period for a Dividend Period of greater than 28 days (and any such request will be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Gross-up Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS of that series and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS of that series. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine the Optional Redemption Price of the APS of that series during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction


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                                                                              37

Description of APS

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Date. In making such determination, the Broker-Dealers will consider (i)
existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS of that series, (v) the investment objective of the Fund and
(vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

After providing the Request for Special Dividend Period to the Auction Agent and each Broker-Dealer as set forth above, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price, if any, as specified in the related Response and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund has agreed to provide a copy of such Notice of Special Dividend Period to Moody's. The Fund will not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period was given already, will give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act APS Asset Coverage is not satisfied or the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the APS with an equal dividend period) or (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the Auction Date immediately preceding such Dividend Payment Date. The Fund also shall provide a copy of such Notice of Revocation to Moody's. If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x) or (y) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in an Auction, or if an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice will be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.


Determination of Dividend Rate


The dividend rate on a series of APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for that series of APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for a series of APS, the Applicable Rate on that series of APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. Cash dividends shall be calculated as set forth above under "Dividends--General."

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38

Description of APS

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Non-Payment Period; Late Charge


A "Non-Payment Period" for a series of APS will commence if the Fund fails to
(i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares payable (if declared) on such Dividend Payment Date or (B) on any redemption date for any APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clauses
(ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365, and in such case such period shall not constitute a Non-Payment Period. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The "Non-Payment Period Rate" initially will be 200% of the applicable Reference Rate (or 275% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS), provided that the Board of Trustees of the Fund shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Fund determines and Moody's (or any Substitute Rating Agency in lieu of Moody's in the event Moody's


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                                                                              39

Description of APS

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shall not rate the APS) advises the Fund in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

Restrictions on Dividends and Other Payments


Under the 1940 Act, the Fund may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair the Fund's ability to maintain its qualification as a regulated investment company under the Code. See "Taxes." Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "--Voting Rights" below.


For so long as any APS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for stock of the Fund ranking junior to APS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "--Asset Maintenance" and "--Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Gross-up Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Fund has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.


Inclusion of Taxable Income in Dividends


Where the Fund is aware that it will include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the Auction Date on which the Applicable Rate for the dividend is to be established. The Fund may also include such income in a dividend on shares of APS without giving notice in advance of the Auction Date if it increases the dividend by an additional amount calculated as if such income were the subject of a Retroactive Taxable Allocation and the additional amount were a Gross-up Dividend (as described immediately below) and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.


Gross-up Dividends


The Fund may retroactively allocate net capital gains or other Taxable Income to the APS without giving the advance notice to the Auction Agent described above under "--The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends." If the Fund does so solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding shares of APS or the liquidation of the Fund (a "Retroactive Taxable


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40

Description of APS

--------------------------------------------------------------------------------

Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. Within 30 days after such notice is given to the Auction Agent, the Fund will pay to the Auction Agent (who then will distribute to such holders of the APS), out of funds legally available therefor, an amount equal to the aggregate Gross-up Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. The Fund will not otherwise compensate the holders of the APS for any tax liability caused by the retroactive allocation of net capital gains or other taxable income to the APS. See "Taxes."

A "Gross-up Dividend" means a payment to a present or former holder of the APS of an amount which, when giving effect to the Retroactive Taxable Allocation made to such holder with respect to the fiscal year in question, would cause such holder's after-tax return (taking into account both the Retroactive Taxable Allocation and the Gross-up Dividend) to be equal to the after-tax return the holder would have received if there had been no Retroactive Taxable Allocation. A Gross-up Dividend shall be calculated (i) without consideration being given to the time value of money, (ii) assuming that none of the dividends received from the Fund is a Preference Item, and (iii) assuming that each Retroactive Taxable Allocation would be taxable to each holder of APS at the maximum combined effective marginal federal income and California State tax rate (including any surtax) applicable to the taxable character of the distribution (i.e., ordinary income or net capital gain) in the hands of an individual or a corporation, whichever is greater (disregarding the effect of any local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). The Fund generally intends to designate any Gross-up Dividend as an "exempt-interest" dividend to the extent permitted by applicable law. However, a portion or all of any Gross-up Dividend will be taxable to the recipient thereof. See "Taxes." The Fund will not pay a further Gross-up Dividend with respect to any taxable portion of a Gross-up Dividend. The Fund shall not be required to pay Gross-up Dividends with respect to any net capital gain or other taxable income determined by the IRS to be allocable in a manner different from that allocated by the Fund.


ASSET MAINTENANCE

The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

1940 Act APS Asset Coverage


The Fund will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are shares of beneficial interest in the Fund, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of beneficial interest of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act APS Asset Coverage"). If the Fund fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the APS. See "--Redemption" below.


The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS), computed using the


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                                                                              41

Description of APS

--------------------------------------------------------------------------------

Fund's net assets as of August 3, 2001, and assuming the APS had been issued as of such date, will be as follows:



       Value of Fund assets less liabilities not
             constituting senior securities              $402,090,539
      ____________________________________________     = ____________   = 268%
      Senior securities representing indebtedness        $150,000,000
       plus liquidation value of the shares of APS


APS Basic Maintenance Amount


So long as the APS are outstanding, the Fund will be required under the Amended By-Laws to maintain as of each Business Day (a "Valuation Date") Moody's Eligible Assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "APS Basic Maintenance Cure Date"), the Fund will be required in certain circumstances to redeem certain of the APS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date. See "--Redemption."

The "APS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of (i)(A) the product of the number of shares of APS outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of APS (or other Preferred Shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of APS outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding Preferred Shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of APS outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Applicable Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a 7-Day Dividend Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Dividend Period to the Auction Agent with respect to shares of such series, such Maximum Applicable Rate shall be the higher of (a) the Maximum Applicable Rate for the Special Dividend Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Applicable Rate for a 7-Day Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Moody's Volatility Factor applicable to a 7-Day Dividend Period, or, in the event the Fund shall have delivered a Notice of Special Dividend Period to the Auction Agent with respect to shares of such series designating a Special Dividend Period consisting of 49 days or more, the Moody's Volatility Factor applicable to a Special Dividend Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other Preferred Shares outstanding from such respective dividend payment dates through the 49th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other Preferred Shares) (except that (1) if such Valuation Date occurs during a Non-Payment Period (or, in the case of Preferred Shares other than


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

APS, a period similar to a Non-Payment Period), the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such Non-Payment Period is applicable and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of Preferred Shares other than APS, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Dividend Liability in respect of shares of APS (and similar amounts payable in respect of other Preferred Shares) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F). For purposes of the foregoing, "Maximum Potential Gross-up Dividend Liability" means, as of any Valuation Date, the aggregate amount of Gross-up Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Gross-up Dividends are fully taxable.


For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of
(A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.


In addition, for purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund: (i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, the settlement price of assets purchased under such financial futures contract; (v) the


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                                                                              43

Description of APS

--------------------------------------------------------------------------------

settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the Market Value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract. The Discounted Value of all forward commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such forward commitments shall be zero.


The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event the Fund receives written confirmation from Moody's, or any Substitute Rating Agency, that any such changes would not impair the ratings then assigned to the APS by Moody's or such Substitute Rating Agency.


On or before the third Business Day after a Valuation Date on which the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, the Fund is required to deliver to the Auction Agent and Moody's a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings (an "APS Basic Maintenance Report") as of the date of such failure. Additionally, on or before the third Business Day after the first day of a Special Dividend Period, the Fund will deliver an APS Basic Maintenance Report to Moody's and the Auction Agent. The Fund also will deliver an APS Basic Maintenance Report as of the last Business Day of the last month of each fiscal quarter of the Fund on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of the last month of each fiscal quarter of the Fund, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in its most recent APS Basic Maintenance Report (and in another APS Basic Maintenance Report, randomly selected by the Fund's independent accountants, that was delivered during such fiscal quarter). Also, on or before 5:00 p.m., New York City time, on the first Business Day after any Common Shares are repurchased by the Fund, the Fund will complete and deliver to Moody's an APS Basic Maintenance Report as of the close of business on such date that Common Shares are repurchased. If any such letter prepared by the Fund's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund.

REDEMPTION

Optional Redemption


To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a notice of redemption, as provided below, the Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject.

--------------------------------------------------------------------------------

Description of APS


--------------------------------------------------------------------------------

"Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period, but excluding Gross-up Dividends. In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of such APS to the extent provided herein. See "--Dividends--Gross-up Dividends." The Fund has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.


Mandatory Redemption


Under the Fund's Amended By-Laws, the Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Fund fails to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" for each series of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, but excluding Gross-up Dividends. In addition, holders of APS may be entitled to receive Gross-up Dividends in the event of redemption of such APS to the extent provided herein. See "--Dividends--Gross-up Dividends." The number of APS to be redeemed will be equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the Fund having Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all APS then outstanding will be redeemed), and (b) the maximum number of APS, together with all other shares of Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among APS and other Preferred Shares subject to redemption pursuant to provisions similar to those set forth below; provided that APS that may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days in such Non-Call Period. The Fund is required to effect such a manditory redemption not later than 35 days after such Cure Date, except that the Fund does not have funds legally available for the redemption of all of the required number of APS which are subject to manditory redemption or the Fund otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Fund will redeem those APS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.


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                                                                              45

Description of APS

--------------------------------------------------------------------------------

General


If the APS are to be redeemed, a notice of redemption will be mailed to each record holder of such APS (initially Cede & Co. as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of APS to be redeemed, (iii) the redemption price, (iv) the place or places where APS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Gross-up Dividends) and (vi) the provision of the Amended By-Laws pursuant to which such shares are being redeemed. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.


If less than all of the outstanding APS are to be redeemed, the shares to be redeemed will, unless otherwise required by the Fund's Amended By-Laws, be selected by lot or such other method as the Fund deems fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all APS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the APS series, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund deems fair and equitable.


If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the APS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund defaults in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Gross-up Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the APS of such series so called for redemption may look only to the Fund for payment thereof.


So long as any APS are held of record by the nominee of the Securities Depository (initially Cede & Co.), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------


Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding APS, and all capital stock of the Fund ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

LIQUIDATION RIGHTS

Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of APS of each series will be entitled to receive, out of the assets of the Fund available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Fund ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any Gross-up Dividends. If such assets of the Fund are insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Fund ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by the Fund except for any Gross-up Dividends. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.


VOTING RIGHTS

Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of APS will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares as a single class.

In connection with the election of the Fund's trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Fund's trustees, and the remaining trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS are unpaid in an amount equal to at least two full years' dividends thereon and sufficient cash or securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends, or if at any time holders of any shares of Preferred Shares are entitled, together with the holders of APS, to elect a majority of the trustees of the Fund under the 1940 Act, then the number of trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect,


--------------------------------------------------------------------------------

Description of APS

--------------------------------------------------------------------------------

constitutes a majority of the total number of trustees of the Fund as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional trustees elected by the holders of APS and any other Preferred Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting together as one class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another series of APS or another class of Preferred Shares which are substantially identical in all respects to the APS or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of the APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various Rating Agency guidelines described herein in the event the Fund receives confirmation from Moody's (or the applicable substitute rating agency) that any such amendment, alteration or repeal would not impair the rating then assigned to the APS by such Rating Agency. Unless a higher percentage is provided for under the Declaration of Trust, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the investment restrictions described as fundamental policies under "Investment Restrictions" in the Statement of Additional Information. The class vote of holders of APS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.


The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Management of the Fund

TRUSTEES AND OFFICERS

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by PIMCO Advisors and PIMCO. There are currently five Trustees of the Fund, two of whom are "interested persons" (as defined in the 1940 Act) and three of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.


INVESTMENT MANAGER

PIMCO Advisors serves as the investment manager of the Fund. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. PIMCO Advisors is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2001, PIMCO Advisors and its subsidiary partnerships had approximately $276 billion in assets under management.


PIMCO Advisors has retained its affiliate, PIMCO, to manage the Fund's investments. See "Portfolio Manager" below. PIMCO Advisors and PIMCO are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

PORTFOLIO MANAGER

PIMCO serves as the portfolio manager for the Fund. Subject to the supervision of PIMCO Advisors, PIMCO has full investment discretion and makes all determinations with respect to the investment of the Fund's assets.

PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of June 30, 2001, PIMCO had approximately $222 billion in assets under management. PIMCO Advisors (and not the Fund) pays a portion of the fees it receives to PIMCO in return for its services.


The following individual at PIMCO has primary responsibility for the day-to-day portfolio management of the Fund.

                     Since               Recent Professional Experience
-------------------------------------------------------------------------------
 Mark V. McCray 2001 (Inception) Executive Vice President, PIMCO. He joined
                                 PIMCO as a Portfolio Manager in 2000. Prior to
                                 that, he was a bond trader from 1992-1999 at
                                 Goldman Sachs & Co. where he was appointed
                                 Vice President in 1996 and named co-head of
                                 municipal bond trading in 1997 with
                                 responsibility for the firm's proprietary
                                 account and supervised municipal bond traders.

Chris Dialynas, a Managing Director and senior member of PIMCO's investment strategy group, oversees Mr. McCray regarding the management of the Fund.

--------------------------------------------------------------------------------

Management of the Fund

--------------------------------------------------------------------------------


INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment management agreement between PIMCO Advisors and the Fund, the Fund has agreed to pay PIMCO Advisors an annual management fee payable on a monthly basis at the annual rate of 0.65% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides.

In addition to the fees of PIMCO Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with PIMCO Advisors or PIMCO), custodial expenses, shareholder servicing expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


PIMCO Advisors has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering commencement of Fund operations through June 30, 2009):

                                                               Percentage Waived
                                                    (annual rate as a percentage
Period Ending June 30,                          of average daily net assets) (1)
--------------------------------------------------------------------------------
2002 (2).......................................                            0.20%
2003...........................................                            0.20%
2004...........................................                            0.20%
2005...........................................                            0.20%
2006...........................................                            0.20%
2007...........................................                            0.15%
2008...........................................                            0.10%
2009...........................................                            0.05%

--------
(1) Including net assets attributable to Preferred Shares.

(2) From the commencement of the Fund's operations.

PIMCO Advisors has not agreed to waive any portion of its fees beyond June 30, 2009.

Because the fees received by PIMCO Advisors and PIMCO are based on the total net assets of the Fund (including assets represented by APS and any leverage created thereby), PIMCO Advisors and PIMCO each have a financial incentive for the Fund to issue APS, which may create a conflict of interest between PIMCO Advisors and/or PIMCO and the holders of the Fund's Common Shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Net asset value

The net asset value ("NAV") of the Fund equals the total value of the Fund's portfolio investments and other assets, less any liabilities. For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which market quotations are not readily available (which is usually the case for municipal bonds) may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. For instance, a pricing service may recommend a fair market value based on prices of comparable municipal bonds. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

The NAV of the Fund will be determined as of the close of regular trading (normally 4:00 p.m., New York City time) (the "NYSE Close") on each day the New York Stock Exchange is open. Domestic fixed income securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agent after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.


In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Taxes

FEDERAL INCOME TAX MATTERS

The following federal income tax discussion is based on the advice of Ropes & Gray, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing treasury regulations, rulings published by the IRS and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

--------------------------------------------------------------------------------

Taxes

--------------------------------------------------------------------------------

In order for any distributions to holders of APS to be eligible to be treated as exempt interest dividends, the APS must be treated as equity for federal income tax purposes. Based in part on certain representations made by the Fund to Ropes & Gray relating to the lack of any present intention to redeem or purchase APS at any time in the future, it is the opinion of Ropes & Gray that the APS will constitute equity for federal income tax purposes. This opinion relies in part on a published ruling of the IRS stating that certain auction rate preferred stock similar in many material respects to the APS represents equity. The opinion of Ropes & Gray represents only its best legal judgment and is not binding on the IRS or the courts. If the IRS were successfully to assert that variable rate preferred stock such as the APS should be treated as debt for federal income tax purposes, dividends on APS would not be increased by the Fund and holders of APS would not be entitled to any additional distributions to offset the effect of paying Federal income tax on the Fund's distributions so recharacterized as interest. Ropes & Gray has advised the Fund that, should the IRS pursue in court the position that the APS should be treated as debt for Federal income tax purposes, the IRS would be unlikely to prevail.


To satisfy the distribution requirement applicable to regulated investment companies, amounts paid as dividends by the Fund to its shareholders, including holders of the APS, must qualify for the dividends-paid deduction. In certain circumstances, the IRS could take the position that dividends paid on the APS constitute preferential dividends under Section 562(c) of the Code, and thus do not qualify for the dividends-paid deduction.


If at any time when APS are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay a 4% federal excise tax (imposed on regulated investment companies that fail to distribute for a given calendar year, generally, at least 98% of their net investment income and capital gain net income) and income tax on undistributed income or gains, and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem APS in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes.

The California Municipal Bonds in which the Fund will invest are generally issued by the State of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends," which are not generally subject to federal income tax. An investment in the Fund may result in liability for federal alternative minimum tax for corporate shareholders. The Fund will seek to avoid portfolio investments that pay interest that is taxable to individuals under the federal alternative minimum tax. Nonetheless, the Fund may not be successful in this regard and if you are, or as a result of an investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you.

The IRS has taken the position in a published ruling that the Fund is required for each taxable year to allocate net capital gain and other income subject to regular federal income tax, if any, proportionately among its Common Shares and the Series A APS, Series B APS and Series C APS in accordance with the percentage of total Fund distributions received by each such class of shares with respect to such year. As described above in the section entitled "Description of APS--Dividends--Gross-up Dividends," if the Fund retroactively allocates any net capital gains or other taxable income to the APS, in certain circumstances, it will pay Gross-up Dividends to the holders of the APS. There are other circumstances where, even if it is determined after the payment of a dividend that a portion of that dividend was subject to federal income tax, the Fund will not be required to pay any additional amount to compensate for any tax payable on the dividend.


--------------------------------------------------------------------------------

Taxes

--------------------------------------------------------------------------------


The federal income tax consequences of Gross-up Dividends under existing law are uncertain. For example, it is unclear how Gross-up Dividends will be treated under the rules in Subchapter M of the Code applicable to dividends paid following the close of a taxable year in respect of a prior year's income. The Fund intends to treat such Gross-up Dividends as paid during such prior taxable year for purposes of the rules governing the Fund's treatment of such dividends, and to treat a holder as receiving a dividend distribution in the amount of any Gross-up Dividend only as and when such Gross-up Dividend is paid.

Existing authorities do not specifically address whether dividends (including possible Gross-up Dividends) that are paid following the close of a taxable year, but that are treated for tax purposes as derived from the income of such prior taxable year, are treated as dividends paid during such prior taxable year for purposes of determining each class's proportionate share of a particular type of income. The Fund currently intends to treat such dividends as having been paid in the prior taxable year for purposes of determining each class's proportionate share of a particular type of income with respect to such prior taxable year. Existing authorities also do not specifically address the allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year. It is possible that the IRS could disagree with the Fund's position concerning the treatment of dividends paid after the close of a taxable year or with the Fund's method of allocation, in which case the IRS could attempt to recharacterize a portion of the dividends paid to the holders of APS and designated by the Fund as exempt interest dividends as consisting instead of capital gains or other taxable income. If the IRS were to prevail with respect to any such attempted recharacterization, holders of APS could be subject to tax on amounts so recharacterized and the Fund could be subject to federal income and excise tax. In such event, no additional amounts (including Gross-up Dividends) would be paid by the Fund with respect to dividends so recharacterized to compensate for any additional tax owed by holders of APS.


If, in connection with the selection of a Long-Term Dividend Period, (i) the Fund provides that a Premium Call Period will follow a Non-Call Period, (ii) based on all the facts and circumstances at the time of the designation of the Long-Term Dividend Period the Fund is more likely than not to redeem the Preferred Shares during the Premium Call Period, and (iii) the premium to be paid upon redemption during the Premium Call Period exceeds a reasonable penalty for early redemption, it is possible that the holders of APS will be required to accrue such premium as a dividend (to the extent of the Fund's earnings and profits) over the term of the Non-Call Period.

The Fund will generally designate Gross-up Dividends as exempt-interest dividends to the extent it determines such designation is consistent with the allocation principles, as described in "Description of APS--Dividends--Gross-up Dividends." However, a portion or all of a Gross-up Dividend will be taxable either in the taxable year in which the dividend or dividends to which the Gross-up Dividend relates was paid or in the taxable year in which the Gross-up Dividend is paid. The Fund will not be required to pay any additional amount if it is determined that its treatment of Gross-up Dividends was improper.

The Fund may at times buy tax-exempt investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to shareholders as such when it is distributed.

The Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

--------------------------------------------------------------------------------

Taxes

--------------------------------------------------------------------------------

For federal income tax purposes, distributions of investment income other than exempt interest dividends are taxable as ordinary income. Generally, gains realized by the Fund on the sale or exchange of investments will be taxable to its shareholders, even though the income from such investments generally will be tax exempt. Whether distributions of capital gains are taxed as ordinary income or capital gains is determined by how long the Fund owned the investments that generated such capital gains, rather than how long a shareholder has owned his or her shares. Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions of gains from the sale of investments that the Fund owned for more than one year will be taxable as capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through the Fund's Dividend Reinvestment Plan for Common Shares.


Any gain resulting from the sale or exchange of Fund shares will generally also be subject to tax.

CALIFORNIA TAX MATTERS

The following summary of certain California tax considerations applicable to resident individual and corporate shareholders of the Fund is based upon the advice of Latham & Watkins, special California counsel to the Fund, and the provisions of the applicable California tax law as presently in effect. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund. This summary does not address the taxation of shareholders who are not residents of California, any local taxes that may be applicable or the California tax rules applicable to specific investors who may be subject to special treatment in light of their particular facts and circumstances. This summary also assumes that the statements contained in the Prospectus under the heading "Taxes--Federal Income Tax Matters" and in the Statement of Additional Information under the heading "Tax Matters," as well as the opinion of Ropes & Gray, counsel to the Fund, regarding the qualification of the APS as equity for income tax purposes, are true and correct in all material respects.


The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will enable it to pay exempt-interest dividends to shareholders, and that it will distribute all interest it receives and capital gains it realizes to the shareholders.


The Fund will be subject to the California corporate franchise tax only if it has a sufficient nexus with California. If it is subject to the California corporate franchise tax, the Fund does not expect to pay a material amount of such tax.


If at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax by California under California or federal law, then distributions by the Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains or market discount, will be includable in gross income for purposes of the California personal income tax.


Interest on "private activity bonds" is not included in an individual's income for purposes of the California alternative minimum tax. In addition, California does not impose personal income tax on Social Security or Railroad Retirement benefits.


--------------------------------------------------------------------------------

Taxes


--------------------------------------------------------------------------------

Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in the Fund shares will not be deductible for purposes of the California personal income tax.


All distributions of the Fund, regardless of source, to corporate Shareholders that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax.


Gain on the sale, exchange, or other disposition of Fund shares will be subject to the California personal income and corporate franchise tax. In addition, any loss realized by a holder of Fund shares upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of Fund shares within thirty days before or after the acquisition of other Fund shares may be disallowed under the "wash sale" rules.


Whether the Fund's method of allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year will be respected for California tax purposes is uncertain. In addition, the consequences of the Gross-Up Dividends, as well as dividends paid following the close of a taxable year but treated for tax purposes as derived from the income of the prior taxable year, are unclear under existing California income tax law. See the discussion in "Taxes--Federal Income Tax Matters."


Fund shares may be subject to the California estate tax if held by a California decedent at the time of death.




The foregoing is only a summary of some of the important California tax considerations generally affecting the Fund and its shareholders. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters, as well as special tax rules that may apply to their particular situations.



Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated May 10, 2001 (as amended to date, the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of the Fund may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of Common Shares and Preferred Shares. Preferred Shares (such as the
APS) may be issued in one or more series, with such par value and with such rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized and (ii) shares outstanding, for each class of authorized securities of the Fund as of August 3 , 2001.



                                                              Amount       Amount
Title of Class                                            Authorized  Outstanding
---------------------------------------------------------------------------------
Common Shares............................................ Unlimited   17,486,667
Auction Preferred Shares
  Series A...............................................     2,000*         -0-
  Series B...............................................     2,000*         -0-
  Series C...............................................     2,000*         -0-

--------

* Assumes the authorization of 6,000 APS by the Board of Trustees prior to issuance of the APS.


--------------------------------------------------------------------------------

Description of capital structure

--------------------------------------------------------------------------------

Holders of Common Shares are entitled to share equally in dividends declared by the Board of Trustees payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights or give shareholders the right to cause the Fund to redeem their shares. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding Preferred Shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Fund's Common Shares.

Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting Rights."

Shareholders are entitled to one vote for each share held. Except as provided under "Description of APS--Voting Rights," holders of APS (voting as a separate class) are entitled to elect two Trustees, and the remaining Trustees shall be elected by holders of Common Shares and APS, voting as a single class.


So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on Preferred Shares or accrued interest on borrowings has been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund is required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Dividends--Restrictions on Dividends and Other Payments."


The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

Common Shares of the Fund commenced trading on the NYSE on June 27, 2001. At August 3, 2001, the net asset value per share of Common Shares was $14.51, and the closing price per share of Common Shares on the NYSE was $15.34.


OTHER ISSUES RELATING TO PREFERRED SHARES


Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Anti-takeover and other provisions in the Declaration of Trust


The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Commencing with the first annual meeting of shareholders, the Board of Trustees will be divided into three classes. At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration of Trust provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.


As described below, the Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as "Continuing Trustees," which term means a Trustee that has been a member of the Board for a period of at least twelve months (or since the commencement of the Fund's operations, if less than twelve months) or who is the successor to a Continuing Trustee who was recommended by a majority of the Continuing Trustees then members of the Board. In either case, in the event of certain Fund transactions not in the ordinary course of business, including a merger or consolidation or sale or transfer of Fund assets (a "Material Fund Transaction"), a Continuing Trustee would not include any persons or affiliates of persons who enter or propose to enter into the Material Fund Transaction.


The Declaration of Trust requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund's shares (including Common and Preferred Shares) to authorize a Material Fund Transaction unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration of Trust). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion). Also, the Declaration of Trust provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See "Anti-takeover and other provisions in the Declaration of Trust" in the Statement of Additional Information for a more detailed summary of these provisions.


The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund's Amended By-Laws, certain of which are required by the 1940 Act. For example, the Amended By-Laws grant holders of the APS and any other Preferred Shares special voting rights with respect to certain matters described in the preceding paragraph. See "Description of APS--Voting Rights."


The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The provisions of the

--------------------------------------------------------------------------------

Anti-takeover and other provisions in the Declaration of Trust


-------------------------------------------------------------------------------

Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.


The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the Fund's Amended By-Laws, both of which are on file with the Securities and Exchange Commission.


Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.


Repurchase of Common Shares; conversion to open-end fund


The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company.

If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would likely no longer be listed on the New York Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Common Shares; conversion to open-end fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.


-------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Underwriting

The underwriters named below (the "Underwriters"), acting through UBS Warburg LLC, 299 Park Avenue, New York, New York, as lead manager, and A.G. Edwards & Sons, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and PIMCO Advisors, to purchase from the Fund the number of APS set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such APS if any are purchased.



                                                                          Number
Underwriters                                                              of APS
--------------------------------------------------------------------------------
UBS Warburg LLC..........................................................
A.G. Edwards & Sons, Inc. ...............................................
Merrill Lynch, Pierce, Fenner & Smith Incorporated.......................
  Total..................................................................
                                                                           ===


The Underwriters have advised the Fund that they propose initially to offer the APS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in
excess of $    per share. The Underwriters may allow, and such dealers may
reallow, a discount not in excess of $    per share to other dealers. After the
initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial public
offering on or before     , 2001.


The Underwriters will act in Auctions as Broker-Dealers as set forth under "Description of APS--The Auction--Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers as set forth under "Description of APS--Broker-Dealers." The Underwriters also may provide information to be used in ascertaining the Reference Rate.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.


The Fund and the Adviser have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

Custodian and transfer agents

The custodian of the assets of the Fund is State Street Bank and Trust Co., 225 Franklin Street, Boston, MA 02110. The Custodian performs custodial and fund accounting services.

Bankers Trust Company, 4 Albany Street, New York, NY 10006, serves as Auction Agent, transfer agent, registrar, dividend paying agent and redemption agent for the APS. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as the transfer agent, registrar, dividend disbursement agent and shareholder servicing agent for the Fund's Common Shares, as well as agent for the Fund's Dividend Reinvestment Plan for Common Shares.


Legal matters

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois, and its affiliated entities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Table of contents for the

Statement of Additional Information



Use of proceeds.............................................................   3
Investment objective and policies...........................................   3
Investment restrictions.....................................................  26
Management of the Fund......................................................  29
Investment manager and portfolio manager....................................  33
Portfolio transactions......................................................  38
Distributions...............................................................  40
Description of shares.......................................................  40
Anti-takeover and other provisions in the Declaration of Trust..............  41
Repurchase of Common Shares; conversion to open-end fund....................  43
Tax matters.................................................................  46
Performance related and comparative information.............................  52
Custodian, transfer agents and dividend disbursement agents.................  52
Independent accountants.....................................................  53
Counsel.....................................................................  53
Registration statement......................................................  53
Financial statements........................................................  54
Appendix A--Ratings of Investments.......................................... A-1
Appendix B--Factors Pertaining to California................................ B-1
Appendix C--Settlement Procedures........................................... C-1
Appendix D--Auction Procedures.............................................. D-1


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Glossary


" "AA' Composite Commercial Paper Rate" on any Valuation Date, means (i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by UBS Warburg LLC or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper; (v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.


"Agent Member" means a member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.


"Amended By-Laws" means the By-Laws of the Fund as amended    , 2001,
specifying, in part, the powers, preferences and rights of the APS.


"APS" means the Auction Preferred Shares with no par value and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

"APS Basic Maintenance Amount" has the meaning set forth on page 42 of this Prospectus.


"APS Basic Maintenance Cure Date" has the meaning set forth on page 42 of this Prospectus.


"APS Basic Maintenance Report" has the meaning set forth on page 44 of this Prospectus.


"Applicable Percentage" has the meaning set forth on page 30 of this Prospectus.


"Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------


"Auction" means a periodic operation of the Auction Procedures.

"Auction Agent" means Bankers Trust Company unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.


"Auction Agency Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.


"Auction Date" has the meaning set forth on page 28 of this Prospectus.


"Auction Procedures" means the procedures for conducting Auctions set forth in Appendix D to the Statement of Additional Information.

"Available APS" has the meaning set forth on page 32 of this Prospectus.


"Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

"Bid" has the meaning set forth on page 29 of this Prospectus.


"Bidder" has the meaning set forth on page 29 of this Prospectus.


"Board of Trustees" or "Board" means the Board of Trustees of the Fund.

"Broker-Dealer" has the meaning set forth on page 27 of this Prospectus.


"Broker-Dealer Agreement" has the meaning set forth on page 27 of this Prospectus.


"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

"California Municipal Bonds" has the meaning set forth on page 2 of this Prospectus.


"Closing Transactions" has the meaning set forth in the definition of "Moody's Hedging Transactions" below.


"Code" has the meaning set forth on page 51 of this Prospectus.


"Commercial Paper Dealers" means UBS Warburg LLC and such other commercial paper dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.


"Common Shares" means the common shares of beneficial interest, no par value, of the Fund.


--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------



"Cure Date" has the meaning set forth on page 45 of the Prospectus.


"Date of Original Issue" means, with respect to any share of APS, the date on which such share first is issued by the Fund.


"Declaration of Trust" has the meaning set forth on page 55 of the Prospectus.

"Deposit Securities" means cash and Municipal Obligations rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

"Discount Factor" means a Moody's Discount Factor.

"Discounted Value" of any asset of the Fund means with respect to a Moody's Eligible Asset, the quotient of the market value thereof divided by the applicable Moody's Discount Factor.


"Dividend Payment Date" has the meaning set forth on page 36 of this Prospectus.


"Dividend Period" has the meaning set forth on page 36 of this Prospectus.





"Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of APS in the records of the Auction Agent.

"Federal Tax Rate Increase" has the meaning set forth under the definition of "Moody's Volatility Factor" below.


"Fitch" means Fitch IBCA or its successors.

"Fund" means PIMCO California Municipal Income Fund, a Massachusetts business trust that is the issuer of the APS.

"Gross-up Dividend" has the meaning set forth on page 41 of this Prospectus.


"Hold Order" has the meaning set forth on page 29 of this Prospectus.


"Initial Dividend Payment Date" has the meaning set forth on page 1 of this Prospectus.


"Initial Dividend Period" means, for each series of APS, the period from and including the Date of Original Issue but excluding the Initial Dividend Payment Date.


"Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

"Issue Type Category" means, with respect to a Municipal Obligation acquired by the Fund, for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal Obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private, and elder-care facilities, including nursing homes); housing issues (including issues related to


--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------

single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories. The general obligation issue category includes any issuer that is directly or indirectly guaranteed by any state or any political subdivision of a state. Utility issuers are included in the general obligation issue category if the issuer is directly or indirectly guaranteed by a state or any political subdivision of a state. Municipal Obligations in the utility issuer category will be classified within one of the three following sub-categories: (i) electric, gas and combination issues (if the combination issue includes an electric issue); (ii) water and sewer utilities and combination issues (if the combination issues does not include an electric issue); and (iii) irrigation, resource recovery, solid waste and other utilities. Municipal Obligations in the transportation issue category will be classified within one of the two following sub-categories: (i) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, airports, real estate, bridges); (ii) mass transit, parking seaports and others.


"IRS" means the United States Internal Revenue Service.

"Liens" shall have the meaning set forth in the definition of "Moody's Eligible Asset" below.

"Long Term Dividend Period" has the meaning set forth on page 5 of this Prospectus.


"Mandatory Redemption Price" has the meaning set forth on page 45 of this Prospectus.


"Marginal Tax Rate" means the maximum marginal federal individual income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.

"Market Value" of any asset of the Fund shall be the market value thereof determined by the Pricing Service. Market Value of any asset shall include any interest accrued thereon. The Pricing Service shall value portfolio securities at the quoted bid prices or the mean between the quoted bid and asked price or the yield equivalent when quotations are not readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the Pricing Service using methods which include consideration of: yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. In the event the Pricing Service is unable to value a security, the security shall be valued at the lower of two dealer bids obtained by the Fund from dealers who are members of the National Association of Securities Dealers, Inc. and who make a market in the security, at least one of which shall be in writing. Futures contracts and options are valued at closing prices for such instruments established by the exchange or board of trade on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Trustees.


"Material Fund Transaction" has the meaning set forth on page 57 of this Prospectus.


"Maximum Applicable Rate" has the meaning specified under "Description of APS-- The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in the Prospectus.

"Maximum Potential Gross-up Dividend Liability" has the meaning set forth on page 43 of this Prospectus.


--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------


"Moody's" means Moody's Investors Service, Inc. or its successors.

"Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


                                               Rating Category
Exposure Period          AAA*  Aa*   A*  Baa*  Other** (V)MIG-1*** SP-1+**** Unrated*****
-----------------------------------------------------------------------------------------
7 weeks................. 151%  159% 166% 173%    187%      136%       148%       225%
8 weeks or less but
 greater than seven
 weeks.................. 154   161  168  176     190       137        149        231
9 weeks or less but
 greater than eight
 weeks.................. 158   163  170  177     192       138        150        240

--------
*   Moody's rating.

**  Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

**** Municipal Obligations not rated by Moody's but rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

***** Municipal Obligations rated less than Baa3 or not rated by Moody's and less than BBB or not rated by S&P, not to exceed 10% of Moody's Eligible Assets.


Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less, or 125%, as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less, (ii) the Moody's Discount Factor for RIBS and structured notes shall be the product of
(x) the percentage determined by reference to the rating on the security underlying such RIBS multiplied by (y) 1.25 (provided that the trust in which such RIBS are held may be terminated within five business days), and (iii) no Moody's Discount Factor will be applied to cash, Receivables for Municipal Obligations Sold, or futures, options and similar instruments (to the extent such securities are Moody's Eligible Assets); provided, however, that for purposes of determining the Moody's Discount Factor applicable to a Municipal Obligation, any Municipal Obligation (excluding any short-term Municipal Obligation) not rated by Moody's but rated by S&P shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating.


"Moody's Eligible Asset" shall mean cash, Receivables for Municipal Obligations Sold, futures and options (to the extent entered into in Moody's Hedging Transactions) and similar instruments (including RIBS and structured notes), or a Municipal Obligation that (i) pays interest in cash, (ii) does not have its Moody's rating, as applicable, suspended by Moody's, and (iii) is part of an issue of Municipal Obligations of at least $5,000,000, except for Municipal Obligations rated below A by Moody's or Municipal Obligations within the healthcare Issue Type Category, in which case the minimum issue size is $10,000,000. Except for general obligation bonds, Municipal Obligations issued by any one issuer and rated BBB or lower or not rated by S&P and rated Ba or B or not rated by Moody's ("Other Securities") may comprise no more than 4% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by the same issuer and rated


--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------

Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Other Securities falling within a particular Issue Type Category may comprise no more than 12% of total Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P. Notwithstanding any other provision of this definition, (A) in the case of general obligation Municipal Obligations only, Other Securities issued by issuers located within any one county may comprise no more than 12% of Moody's Eligible Assets; such Other Securities, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Baa by Moody's or A by S&P, may comprise no more than 20% of Moody's Eligible Assets; such Other Securities, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 40% of Moody's Eligible Assets; and such Other Securities, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of Moody's Eligible Assets; and (B) in no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets; (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets; and
(iii) Other Issues comprise more than 10% of Moody's Eligible Assets. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the APS Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.


Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the

--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------

Fund by PIMCO Advisors, PIMCO or their affiliates, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement; (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the APS Basic Maintenance Amount; or (iii) held in a margin account.


"Moody's Exposure Period" means the period commencing on a given Valuation Date and ending 49 days thereafter.




"Moody's Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on the Municipal Index or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such financial futures contracts, and purchases, writings or sales of exchange-traded call options on such financial futures contracts, subject to the following limitations:


(i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than transactions that terminate a futures contract or option held by the Fund by the Fund's taking the opposite position thereto ("Closing Transactions")) that would cause the Fund at the time of such transaction to own or have sold:


  (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal; or


  (B) outstanding financial futures contracts based on the Municipal Index having a Market Value exceeding 50% of the Market Value of all Municipal Obligations constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);


(ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold:


  (A) outstanding financial futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 20% of the aggregate Market Value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P); or


  (B) outstanding financial futures contracts based on Treasury Bonds having an aggregate Market Value exceeding 80% of the aggregate Market Value of all Municipal Obligations constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);


(iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;


(iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;


--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------

(v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;


(vi) the Fund will not engage in options and futures transactions for leveraging or speculative purposes and will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase; and


(vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.


"Moody's Volatility Factor" means, as of any Valuation Date, (i) in the case of any 7-Day Dividend Period, any Special Dividend Period of 28 days or fewer, or any Special Dividend Period of 57 days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition;
(ii) in the case of any Special Dividend Period of more than 28 but fewer than 36 days, a multiplicative factor equal to 203%; (iii) in the case of any Special Dividend Period of more than 35 but fewer than 43 days, a multiplicative factor equal to 217%; (iv) in the case of any Special Dividend Period of more than 42 but fewer than 50 days, a multiplicative factor equal to 226%; and (v) in the case of any Special Dividend Period of more than 49 but fewer than 57 days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the Marginal Tax Rate will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Dividend Period described in (i) above in this definition instead shall be determined by reference to the following table:



                                                                      Volatility
Federal Tax Rate Increase                                                 Factor
--------------------------------------------------------------------------------
 5%..................................................................    295%
10%..................................................................    317%
15%..................................................................    341%
20%..................................................................    369%
25%..................................................................    400%
30%..................................................................    436%
35%..................................................................    477%
40%..................................................................    525%


"Municipal Index" means the Bond Buyer Municipal Bond Index.


"Municipal Obligations" means municipal obligations, including municipal bonds and short-term municipal obligations, the interest from which is exempt from federal income taxes.


"NAV" has the meaning set forth on page 51 of this Prospectus.




"1940 Act" means the Investment Company Act of 1940, and the regulations thereunder, each as amended from time to time.


"1940 Act APS Asset Coverage" has the meaning set forth on page 24 of this Prospectus.


"1940 Act Cure Date" has the meaning set forth on page 41 of this Prospectus.


"Non-Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions" below.


--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------

"Non-Payment Period" has the meaning set forth on page 39 of this Prospectus.


"Non-Payment Period Rate" has the meaning set forth on page 39 of this Prospectus.


"Normal Dividend Payment Date" has the meaning set forth on page 36 of this Prospectus.


"Notice of Revocation" has the meaning set forth on page 38 of this Prospectus.


"Notice of Special Dividend Period" has the meaning set forth on page 38 of this Prospectus.


"Optional Redemption Price" has the meaning set forth on page 45 of this Prospectus.


"Order" has the meaning set forth on page 29 of this Prospectus.


"Other Issues" has the meaning set forth in the definition of "Issue Type Category" above.

"Other Securities" has the meaning set forth in the definition of "Moody's Eligible Asset" above.

"PIMCO" means Pacific Investment Management Company LLC.

"PIMCO Advisors" means PIMCO Advisors L.P.

"Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of APS.

"Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

"Preference Item" has the meaning set forth on page 36 of this Prospectus.


"Preferred Shares" means preferred shares of beneficial interest of the Fund, and includes APS.


"Premium Call Period" has the meaning set forth under the definition of "Specific Redemption Provisions" below.


"Pricing Service" means Standard & Poor's/J.J. Kenny or any other pricing service designated by the Board of Trustees.


"Rating Agency" means a nationally recognized statistical rating organization.

"Receivables For Municipal Obligations Sold" has the meaning set forth under the definition of "Moody's Discount Factor."


"Reference Rate" means: (i) with respect to any 7-Day Dividend Period or any Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Obligation Rate, (ii) with respect to any Short Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------

"Request for Special Dividend Period" has the meaning set forth on page 37 of this Prospectus.


"Response" has the meaning set forth on page 37 of this Prospectus.


"Retroactive Taxable Allocation" has the meaning set forth on page 40 of this Prospectus.


"RIBS" means residual interest municipal bonds.

"S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

"Sell Order" has the meaning set forth on page 29 of this Prospectus.


"7-Day Dividend Period" means a Dividend Period consisting of seven days.

"Short Term Dividend Period" has the meaning set forth on page 5 of this Prospectus.


"Special Dividend Period" has the meaning set forth on page 5 of this Prospectus.


"Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or both of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of the Fund after consultation with the Auction Agent and the Broker-Dealers.


"Submission Deadline" has the meaning set forth on page 31 of this Prospectus.


"Submitted Bid" has the meaning set forth on page 32 of this Prospectus.


"Submitted Hold Order" has the meaning set forth on page 32 of this Prospectus.


"Submitted Order" has the meaning set forth on page 32 of this Prospectus.


"Submitted Sell Order" has the meaning set forth on page 32 of this Prospectus.

"Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

"Substitute Commercial Paper Dealer" means such substitute Commercial Paper Dealer or Dealers as the Fund may from time to time appoint, or their respective affiliates and successors.


"Substitute Rating Agency" shall mean a nationally recognized statistical rating organization selected by UBS Warburg LLC, or its affiliates and successors, after consultation with the Fund, to act as a substitute rating agency to determine the credit ratings of the APS.


--------------------------------------------------------------------------------

Glossary


--------------------------------------------------------------------------------


"Sufficient Clearing Bids" has the meaning specified in Subsection 11.4(i) of the Auction Procedures.

"Taxable Equivalent of the Short-Term Municipal Obligations Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of short term bonds the interest on which is excludable for federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes a Preference Item, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Obligations Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the Marginal Tax Rate noted above (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's provides the Fund with written confirmation that the use of such successor index will not adversely affect the then-current Moody's rating of the APS.


"Taxable Income" has the meaning set forth on page 6 of this Prospectus.


"Treasury Bonds" means United States Treasury Bonds or Notes.


"Underwriters" has the meaning set forth on page 1 of this Prospectus.


"U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

"U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

"Valuation Date" has the meaning set forth on page 42 of this Prospectus.


"Winning Bid Rate" has the meaning set forth on page 32 of this Prospectus.

--------------------------------------------------------------------------------

                   [This page intentionally left blank]

                                                           [LOGO OF PIMCO FUNDS]

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                 SUBJECT TO COMPLETION - DATED AUGUST 14, 2001

                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                                     , 2001


     PIMCO California Municipal Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

     This Statement of Additional Information relating to auction preferred shares of the Fund ("Preferred Shares" or "APS") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus
relating thereto dated                , 2001 (the "Prospectus").  This Statement
of Additional Information does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (877) 819-2224. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS


USE OF PROCEEDS....................................................    3
INVESTMENT OBJECTIVE AND POLICIES..................................    3
INVESTMENT RESTRICTIONS............................................   26
MANAGEMENT OF THE FUND.............................................   29
INVESTMENT MANAGER AND PORTFOLIO MANAGER...........................   33
PORTFOLIO TRANSACTIONS.............................................   38
DISTRIBUTIONS......................................................   40
DESCRIPTION OF SHARES..............................................   40
ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST.....   41
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.............   43
TAX MATTERS........................................................   46
PERFORMANCE RELATED AND COMPARATIVE INFORMATION....................   52
CUSTODIAN, TRANSFER AGENTS AND DIVIDEND
 DISBURSING AGENTS.................................................   52
INDEPENDENT ACCOUNTANTS............................................   53
COUNSEL............................................................   53
REGISTRATION STATEMENT.............................................   53
FINANCIAL STATEMENTS...............................................   54
APPENDIX A - Ratings of Investments................................  A-1
APPENDIX B - Factors Pertaining to California......................  B-1
APPENDIX C - Settlement Procedures.................................  C-1
APPENDIX D - Auction Procedures....................................  D-1



     This Statement of Additional Information is dated              , 2001.

                                USE OF PROCEEDS

     The net proceeds of the offering of Preferred Shares of the Fund will be approximately $148,279,000 after payment of offering costs and the sales load.

     Pending investment in Municipal Bonds (as hereinafter defined) that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality Municipal Bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objective and Policies--Short-Term Investments/Temporary Defensive Strategies," the income on which is subject to regular federal and California income tax, and securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the type in which the Fund may invest directly.


                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

MUNICIPAL BONDS

     Under normal market conditions, the Fund will invest substantially all (at least 90%) of its total assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), is exempt from federal and California income taxes. The Fund will seek to avoid bonds generating interest potentially subjecting individuals to the alternative minimum tax. "Municipal Bonds" as used in this Statement of Additional Information refers generally to municipal bonds which pay interest that is exempt from federal income tax.

     Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

     The Fund will invest at least 80% of its net assets in Municipal Bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch IBCA, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Fund's portfolio manager, Pacific Investment Management Company LLC ("PIMCO"). The Fund may invest up to 20% of its net assets in Municipal Bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." For a description of the risks associated with lower quality securities, see "High Yield Securities ('Junk Bonds')" below.

     The Fund will primarily invest in Municipal Bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Bonds. Moreover, during temporary or defensive periods (e.g., times when PIMCO believes that temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the type in which the Fund may invest directly. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. See "Tax Matters" for information relating to the allocation of taxable income between the Fund's common shares (called "Common Shares" herein) and the Preferred Shares. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such Municipal Bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Short-Term Investments/ Temporary Defensive Strategies." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective.

     Also included within the general category of Municipal Bonds in which the Fund may invest are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Lease Obligations"). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the

Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a Municipal Lease Obligation, PIMCO will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other Municipal Bonds. The Fund may also purchase unrated lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest.

     The Fund may seek to enhance its yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. The Fund may not invest more than 15% of its net assets in illiquid securities, including unmarketable private placements.

     Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

     The Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

     The Fund also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt.

     The Fund may also invest up to 10% of its assets in residual interest Municipal Bonds, which may involve leverage and related risks. See "Residual Interest Municipal Bonds (RIBS)" below.

     The Fund may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.

     Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

     The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Municipal Bonds due to changes in PIMCO's evaluation of the issuer. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

     Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's Municipal Bonds in the same manner. The Fund will be particularly subject to these risks because it focuses its investments in a particular state.

FACTORS PERTAINING TO CALIFORNIA

     Factors pertaining to California are set forth in Appendix B.

RESIDUAL INTEREST MUNICIPAL BONDS (RIBS)

     The Fund may also invest up to 10% of its assets in residual interest Municipal Bonds ("RIBS") whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by an underlying bond to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity, and the market for these securities is volatile. These securities generally will underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. The Fund may also invest in RIBS for the purpose of increasing the Fund's leverage as a more flexible alternative to the issuance of Preferred Shares. Should short-term interest rates rise, the combination of the Fund's investment in RIBS and its use of other forms of leverage (including through the issuance of Preferred Shares or the use of other derivative instruments) likely will adversely affect the Fund's net asset value per share and income and distributions to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond on an unleveraged basis.


SHORT-TERM INVESTMENTS / TEMPORARY DEFENSIVE STRATEGIES

     Upon PIMCO's recommendation, temporarily or for defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve its investment objective of providing current income exempt from federal income tax.

     Short-Term Taxable Fixed Income Securities
     ------------------------------------------

     Short-term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or Municipal Bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that PIMCO believes present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. PIMCO will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, PIMCO will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. PIMCO will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities
     ---------------------------------------------

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term Municipal Bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of Municipal Paper may be made from various sources, to the extent the funds are available therefrom. Maturities of Municipal Paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

HIGH YIELD SECURITIES ("JUNK BONDS")

     The Fund may invest up to 20% of its net assets in Municipal Bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by PIMCO. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal

Bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

     High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.
A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on PIMCO's research and analysis when investing in high yield securities. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of Moody's, S&P's and Fitch's ratings of Municipal Bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or PIMCO downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, PIMCO may consider such factors as PIMCO's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

MUNICIPAL WARRANTS

     The Fund may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The Fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a municipal bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

STRUCTURED NOTES AND OTHER HYBRID INSTRUMENTS

     The Fund may invest in "structured" notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset or market, such as selected securities or an index of securities, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage which will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and thereby decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will be exempt from federal and California income tax. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended; for example, by reducing the duration of the Fund's portfolio, structured notes may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline).

     The Fund may also invest in other "hybrid" instruments which combine the characteristics of securities, futures, and options. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

     Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time (the "1940 Act"). As a result, the Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

BORROWING

     The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, the Fund may borrow money from banks for any purpose on a secured basis in an amount up to
one-third of the Fund's total assets.   The Fund may also borrow money for
temporary administrative purposes on an unsecured basis to the extent permitted by law.

     Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid by PIMCO in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     The Fund may enter into reverse repurchase agreements and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund's limitations on borrowings, which would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of the Fund's total assets.

     The Fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. The Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

DERIVATIVE INSTRUMENTS

     In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of its overall investment strategy. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective.

     The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

     OPTIONS ON SECURITIES, SWAP AGREEMENTS AND INDEXES. The Fund may purchase and sell both put and call options on Municipal Bonds or other securities, swap agreements or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular Municipal Bond or other market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." In the case of a call option on a Municipal Bond or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund.
For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.
Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may invest in interest rate futures contracts and options thereon ("futures options"). The Fund may also purchase and sell futures contracts on Municipal Bonds and U.S. government securities, as well as purchase put and call options on such futures contracts.

     An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a Municipal Bond or other financial instrument or the cash value of an index at a specified price and time. A futures contract on a Municipal Bond or other index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including: certain Municipal Bonds; U.S. Treasury bonds; U.S. Treasury notes; three-month U.S. Treasury bills; 90-day commercial paper; and bank certificates of deposit. It is expected that other futures contracts will be developed and traded in the future.

     The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Fund avoids being deemed a "commodity pool" or a "commodity pool operator," the Fund intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's Municipal Bonds or the price of the bonds which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. As noted above, the Fund generally intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, the Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover the Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     SWAP AGREEMENTS. The Fund may enter into interest rate, index, and credit swap agreements. The Fund may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or

"swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on PIMCO's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility. Swap agreements are likely to generate capital gains income which would in turn be distributed to shareholders.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

SHORT SALES

     The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to Municipal Bonds, the Fund may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

     When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees. The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that PIMCO has determined to be liquid under procedures approved by the Board of Trustees).

     Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what PIMCO believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

     A change in the securities held by the Fund is known as "portfolio turnover." PIMCO manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

     The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding Municipal Bonds available in the market, or when PIMCO believes share prices of other investment companies offer attractive values.
The Fund may invest in investment companies that are advised by PIMCO or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. PIMCO will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available Municipal Bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet the purchase price. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

     When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

     When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

ZERO COUPON BONDS

     The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.


                            INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

          (1) Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (2) Purchase or sell real estate, although it may purchase securities (including Municipal Bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

          (3) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

          (4) Borrow money or issue any senior security, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (5) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          (6) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

     For purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of the Fund (whether voting together as a single class or voting as separate classes), means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

     Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this Statement of Additional Information) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by PIMCO to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until PIMCO determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, PIMCO will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries (such as different types of utilities).

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

     To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined by PIMCO to be liquid in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

     The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options if, as a result of such transactions, the sum of: 1) the market value of OTC options currently outstanding which are held by the Fund, 2) the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and 3) margin deposits on the Fund's existing OTC options on futures contracts, exceeds 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy is not a fundamental policy of the Fund and may be amended by the Trustees without the approval of shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

     The Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

     It is a condition to the issuance of the Preferred Shares that they be issued with a credit quality rating of "aaa" from Moody's. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody's. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its holders of Common Shares ("Common Shareholders") or its ability to achieve its investment objective. Moody's receives fees in connection with its ratings issuances.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The business of the Fund is managed under the direction of the Fund's Board of Trustees. Subject to the provisions of the Fund's Agreement and Declaration of Trust (the "Declaration"), its Bylaws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers.

     The Trustees and officers of the Fund, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's and officer's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o PIMCO Advisory Services, 1345 Avenue of the Americas, New York, New York 10105.



                                POSITION(S)
NAME, ADDRESS AND AGE         WITH THE FUND               PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------         -------------               --------------------------------------------------
Stephen J. Treadway*          Chairman, President,        Executive Vice President, PIMCO Advisors; Chairman and
2187 Atlantic Street          Trustee                     Chief Executive Officer, PIMCO Funds Distributors LLC
Stamford, CT 06902                                        ("PFD"); Trustee, President and Chief Executive
Age 52                                                    Officer, PIMCO Funds: Multi-Manager Series; Chairman,
                                                          Fixed Income SHares; Trustee, Chairman and President,
                                                          OCC Cash Reserves, Inc., OCC Accumulation Trust, PIMCO
                                                          Municipal Income Fund and PIMCO New York Municipal
                                                          Income Fund; Executive Vice President, Value Advisors
                                                          LLC; Chairman, Municipal Advantage Fund, Inc.;
                                                          President, The Emerging Markets Income Fund, Inc., The
                                                          Emerging Markets Income Fund II, Inc., The Emerging
                                                          Markets Floating Rate Fund, Inc., Global Partners
                                                          Income Fund, Inc., Municipal Partners Fund, Inc. and
                                                          Municipal Partners Fund II, Inc.  Formerly, Trustee,
                                                          President and Chief Executive Officer of Cash
                                                          Accumulation Trust; Chairman, The Central European
                                                          Value Fund, Inc.; Executive Vice President, Smith
                                                          Barney Inc.

Paul Belica                   Trustee                     Trustee, Fixed Income SHares, PIMCO Municipal Income
Age 79                                                    Fund and PIMCO New York Municipal Income Fund; Manager,
                                                          Stratigos Fund, L.L.C., Whistler Fund, L.L.C., Xanthus
                                                          Fund, L.L.C. and Wynstone Fund, L.L.C.; Director,
                                                          Student Loan Finance Corporation, Education Loans,
                                                          Inc., Goal Funding, Inc. and Surety Loan Funding
                                                          Company; Former Advisor, Salomon Smith Barney Inc.;
                                                          Former Director, Central European


                                POSITION(S)
NAME, ADDRESS AND AGE         WITH THE FUND               PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------         -------------               --------------------------------------------------
                                                          Value Fund, Inc., Deck House, Inc., a manufacturing
                                                          company, The Czech Republic Fund, Inc.; Director,
                                                          Senior Vice President and Managing Director, Smith
                                                          Barney, Harris Upham and Co.; Director and Treasurer,
                                                          Isabela Home Inc., Isabela Housing Company Inc., and
                                                          Isabela Nursing Home Inc.; Director, Dreyfus Tax
                                                          Exempt Bond Fund, Inc., Dreyfus New York State Tax
                                                          Exempt Bond Fund, Inc., and Union Dime Savings Bank;
                                                          Executive Director, New York State Housing Finance
                                                          Agency, New York State Medical Care Facilities Finance
                                                          Agency, New York State Municipal Bond Bank Agency, New
                                                          York State Project Finance Agency and Chairman, State
                                                          of New York Mortgage Agency; President, Paul Belica
                                                          and Company, Inc., a financial advisory business;
                                                          Project Manager, Walsh Construction Company; Member,
                                                          Ministry of Foreign Affairs of Czechoslovakia in
                                                          Prague and Czechoslovak Embassy in Vienna.

Robert E. Connor              Trustee                     Trustee, Fixed Income SHares, PIMCO Municipal Income
Age 66                                                    Fund and PIMCO New York Municipal Income Fund;
                                                          Director, Municipal Advantage Fund, Inc.; Corporate
                                                          Affairs Consultant; Formerly, Senior Vice President,
                                                          Corporate Office, Salomon Smith Barney Inc.

Hans W. Kertess*              Trustee                     Managing Director, Dain Rauscher Inc.; Trustee, PIMCO
Age 62                                                    Municipal Income Fund and PIMCO New York Municipal
                                                          Income Fund.  Formerly, Managing Director, Salomon
                                                          Brothers.

John J. Dalessandro II        Trustee                     President and Director, J.J. Dalessandro II Ltd.,
Age 65                                                    registered broker-dealer and member of the New York
                                                          Stock Exchange.

Newton B. Schott, Jr.*        Vice President,             Executive Vice President, Chief Administrative Officer,
2187 Atlantic Street          Secretary                   Secretary and General Counsel, PFD; Senior Vice
Stamford, CT 06902                                        President -- Mutual Fund Division, PIMCO Advisors; Vice
Age 59                                                    President and Secretary, PIMCO Funds: Multi-Manager
                                                          Series, PIMCO Municipal Income Fund and PIMCO New York
                                                          Municipal Income Fund; Executive Vice President and
                                                          Secretary, The Emerging Markets Income Fund, Inc., The
                                                          Emerging Markets Income Fund II, Inc., The Emerging
                                                          Markets Floating Rate Fund, Inc., Global Partners
                                                          Income Fund, Inc., Municipal Advantage Fund, Inc.,
                                                          Municipal Partners Fund, Inc. and Municipal Partners
                                                          Fund II, Inc.; Secretary, Fixed Income SHares.
                                                          Formerly, Vice President and Clerk, PIMCO Advisors
                                                          Funds and Cash Accumulation Trust.



                                POSITION(S)
NAME, ADDRESS AND AGE         WITH THE FUND               PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------         -------------               --------------------------------------------------
Brian S. Shlissel             Treasurer; Principal        Vice President, PIMCO Advisors; Executive Vice
Age 36                        Financial and Accounting    President and Treasurer, OCC Cash Reserves, Inc. and
                              Officer                     OCC Accumulation Trust; President, Chief Executive
                                                          Officer and Treasurer, Fixed Income SHares; Treasurer,
                                                          Municipal Advantage Fund Inc.; Treasurer and Principal
                                                          Financial and Accounting Officer, PIMCO Municipal
                                                          Income Fund and PIMCO New York Municipal Income Fund.
                                                          Formerly, Vice President, Mitchell Hutchins Asset
                                                          Management Inc.

Mark V. McCray                Vice President              Executive Vice President, PIMCO; Vice President, PIMCO
840 Newport Center Drive                                  Municipal Income Fund and PIMCO New York Municipal
Newport Beach, CA 92660                                   Income Fund Formerly, Vice President and co-head of
Age 34                                                    municipal bond trading, Goldman Sachs & Co.



Michael B. Zuckerman          Assistant Secretary         Vice President, PIMCO Advisors; Secretary, OCC
Age 36                                                    Accumulation Trust and OCC Cash Reserves, Inc.;
                                                          Assistant Secretary, PIMCO Municipal Income Fund and
                                                          PIMCO New York Municipal Income Fund.  Formerly,
                                                          Associate, Dechert Price and Rhoads; Associate Counsel,
                                                          Metropolitan Life Insurance Company.



* Denotes those Trustees who are "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, PIMCO Advisors, PIMCO or one or more of the Underwriters. Mr. Treadway is an "interested person" because of his affiliation with PIMCO Advisors. Mr. Kertess is an "interested person" because of his affiliation with Dain Rauscher Inc., a broker-dealer.


     As of August 6, 2001, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.


                                POSITION(S)
NAME, ADDRESS AND AGE          WITH THE FUND              PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------         ---------------             --------------------------------------------------
Newton B. Schott, Jr.*        Vice President, Secretary   Executive Vice President, Chief Administrative Officer,
2187 Atlantic Street                                      Secretary and General Counsel, PFD; Senior Vice President --
Stamford CT, 06902                                        Mutual Fund Division, PIMCO Advisors; Vice President and
Age 59                                                    Secretary, PIMCO Funds: Multi-Manager Series, PIMCO Municipal
                                                          Income Fund and PIMCO California Municipal Income Fund;
                                                          Executive Vice President and Secretary, The Emerging Markets
                                                          Income Fund, Inc., The Emerging Markets Income Fund II, Inc.,
                                                          The Emerging Markets Floating Rate Fund, Inc., Global Partners
                                                          Income Fund, Inc., Municipal Advantage Fund, Inc., Municipal Partners
                                                          Fund, Inc. and Municipal Partners Fund II, Inc.; Secretary, Fixed
                                                          Income SHares, Formerly, Vice President and Clerk, PIMCO Advisors
                                                          Funds and Cash Accumulation Trust.

Brian S. Shlissel             Treasurer; Principal        Vice President, PIMCO Advisors; Executive Vice President and Treasurer,
Age 36                        Financial and Accounting    OCC Cash Reserves, Inc. and OCC Accumulation Trust; President, Chief
                              Officer                     Executive Officer and Treasurer, Fixed Income SHares; Treasurer,
                                                          Municipal Advantage Fund, Inc.; Treasurer and Principal Financial and
                                                          Accounting Officer, PIMCO Municipal Income Fund and PIMCO New York
                                                          Municipal Income Fund. Formerly, Vice President, Mitchell Hutchins
                                                          Asset Management Inc.

Mark V. McCray                Vice President              Executive Vice President, PIMCO; Vice President, PIMCO Municipal Income
840 Newport Center Drive                                  Fund and PIMCO New York Municipal Income Fund Formerly, Vice President
Newport Beach, CA 92660                                   and co-head of municipal bond trading, Goldman Sachs & Co.
Age 34

Michael B. Zuckerman          Assistant Secretary         Vice President, PIMCO Advisors; Secretary, OCC Accumulation Trust and
Age 36                                                    OCC Cash Reserves, Inc.; Assistant Secretary, PIMCO Municipal Income
                                                          Fund and PIMCO New York Municipal Income Fund. Formerly, Associate,
                                                          Dechert Price and Rhoads; Associate Counsel, Metropolitan Life
                                                          Insurance Company.


* Denotes those Trustees who are "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, PIMCO Advisors, PIMCO or one or more of the Underwriters. Mr. Treadway is an "interested person" because of his affiliation with PIMCO Advisors, Mr. Kertess is an "interested person" because of his affiliation with Dain Rauscher, Inc., a broker-dealer.

    As of August 6, 2001, the Fund's officers and Trustees as a group owned less than 1% of the outstanding Common Shares.

    As of August 6, 2001, the following owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund's outstanding shares as of such date.



                                                    PERCENTAGE OF THE FUND'S
                              NUMBER OF             OUTSTANDING SHARES AS OF
SHAREHOLDER                 COMMON SHARES                AUGUST 6, 2001
-----------                 -------------           ------------------------

A.G. Edwards & Sons, Inc.     1,369,211                       7.83%
125 Broad Street
40th Floor
New York, NY 10004

First Clearing Corporation    1,329,717                       7.60
10700 Wheat First Drive
Glen Allen, VA 23060

Merrill Lynch, Pierce
 Fenner & Smith Safekeeping   2,742,108                      15.68
4 Corporate Place
Piscataway, NJ 08854

M.L. Stern & Company, LLC     1,228,634                       7.03
8350 Wilshire Blvd.
3rd Floor
Beverly Hills, CA 90211

Salomon Smith Barney Inc.     1,844,448                      10.55
333 W. 34th Street
New York, NY 10001

UBS PaineWebber Inc.          4,620,376                      26.42
1000 Harbor Boulevard
Weehawken, NJ 07087


     Messrs. Belica, Connor, Delassandro, Kertess and Treadway also serve as Trustees of PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (together with the Fund, the "Municipal Funds"), two closed-end funds for which PIMCO Advisors serves as Investment Manager and PIMCO serves as Portfolio Manager. In addition, Mr. Belica is a director or Trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) advised by PIMCO Advisors. Mr. Connor is a director or Trustee, as the case may be, of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by PIMCO Advisors. Mr. Treadway is a director or Trustee, as the case may be, of two open-end investment companies (which have multiple series) and seven closed-end investment companies advised by PIMCO Advisors or its affiliates. None of the independent Trustees has ever been a director, officer, or employee of, or a consultant to, PIMCO Advisors, PIMCO, any one or more of the

Underwriters or any one or more affiliates of any of the foregoing. As indicated above, certain of the officers and Trustees of the Fund are affiliated with PIMCO Advisors and/or PIMCO.

     At the next annual meeting of the Fund's shareholders, holders of Preferred Shares ("Preferred Shareholders"), voting as a separate class, will elect two Trustees and the remaining Trustees shall be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. Mssrs. Dalessandro and Kertess are the Trustees currently elected by Preferred Shareholders. Holders of Preferred Shares will be entitled to elect a majority of the Fund's Trustees under certain circumstances. See "Description of APS--Voting Rights" in the Prospectus. See "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions" for a description of the various classes of Trustees and their terms in office.

     Each Municipal Fund has the same Board of Trustees. The Municipal Funds are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of PIMCO Advisors, PIMCO or any entity controlling, controlled by or under common control with PIMCO Advisors or PIMCO, receives $6,000 for each joint meeting ($2,000 for each Municipal Fund) for the first four joint meetings in each year and $3,000 for each additional joint meeting ($1,000 for each Municipal Fund) in such year if the meetings are attended in person. Trustees receive $1,500 per joint meeting ($500 for each Municipal
Fund) if the meetings are attended telephonically. Members of the Audit Oversight Committee will receive $1,500 per joint meeting ($500 for each Municipal Fund) of the Municipal Funds' Audit Oversight Committees if the meeting takes place on a day other than the day of a regularly scheduled Board meeting. Trustees will also be reimbursed for meeting-related expenses.


     The Municipal Funds will allocate the costs of their joint meetings to the Municipal Funds pro rata based on the Funds' net assets, including assets attributable to the Preferred Shares.

     It is estimated that the Trustees will receive the amounts set forth in the following table for the fiscal year ending April 30, 2002. For the calendar year ended December 31, 2000, the Trustees received the compensation set forth in the following table for serving as trustees of other funds in the "Fund Complex." Each officer and Trustee who is a director, officer, partner or employee of PIMCO Advisors, PIMCO or any entity controlling, controlled by or under common control with PIMCO Advisors or PIMCO serves without any compensation from the Fund.




                               Estimated Compensation            Total Compensation
                                from the Fund for the       from the Fund Complex Paid to
                                  Fiscal Year Ended         the Trustees for the Calendar
      Name of Trustee              April 30, 2002*         Year Ended December 31, 2000**
---------------------------  ---------------------------   ------------------------------
Paul Belica                           $10,800                          $2,000

Robert E. Connor                      $10,800                          $8,550

Hans W. Kertess                        $7,020                              $0

John J. Dalessandro II                 $7,020                              $0

_________________
     * Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made and upon estimated relative Fund net assets.

     ** During the year ended December 31, 2000, Mr. Belica served as a Trustee of one open-end investment company (comprising two separate investment portfolios) advised by PIMCO Advisors, and Mr. Connor served as a director or Trustee of one open-end investment company (comprising two separate investment portfolios) and one closed-end investment company advised by PIMCO Advisors. These investment companies are considered to be in the same "Fund Complex" as the Fund.

     The Fund has no employees. Its officers are compensated by PIMCO Advisors and/or PIMCO.


                   INVESTMENT MANAGER AND PORTFOLIO MANAGER

INVESTMENT MANAGER

     PIMCO Advisors serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") between it and the Fund. PIMCO Advisors was organized as a limited partnership under
Delaware law in 1987.   Its sole general partner is Allianz-PacLife Partners
LLC. Allianz-PacLife Partners LLC is a Delaware limited liability company with two members, Allianz GP Sub LLC, a Delaware limited liability company, and Pacific Asset Management LLC, a Delaware limited liability company. Allianz GP Sub LLC is a wholly-owned subsidiary of Allianz of America, Inc., which is a wholly-owned subsidiary of Allianz AG. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG is a German based insurer. Pacific Mutual Holding Company is a Newport Beach, California based insurance holding company.

     The general partner of PIMCO Advisors has substantially delegated its management and control of PIMCO Advisors to an Executive Committee. The Executive Committee is comprised of Joachim Faber, Udo Frank, Kenneth M. Poovey, William S. Thompson, Jr. and Marcus Riess.

     PIMCO Advisors is located at 1345 Avenue of the Americas, New York, New York 10105. PIMCO Advisors and its subsidiary partnerships and limited liability companies had approximately $270 billion of assets under management as of June 30, 2001.


     Agreement with Allianz AG
     -------------------------

     On May 5, 2000, the general partners of PIMCO Advisors closed the transactions contemplated by the Implementation and Merger Agreement dated as of October 31, 1999 ("Implementation Agreement"), as amended March 3, 2000, with Allianz of America, Inc. ("Allianz of America"), Pacific Asset Management LLC, PIMCO Partners, LLC, PIMCO Holding LLC, PIMCO Partners, G.P., and other parties to the Implementation Agreement. As a result of completing these transactions, PIMCO Advisors is now majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company ("Pacific Life") retaining a significant minority interest. Allianz AG is a German-based insurer. Pacific Life is a Newport Beach, California-based insurer.

     In connection with the closing, Allianz of America entered into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change in control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700 Newport Center Drive, Newport Beach, CA 92660.

     Allianz AG, the parent of Allianz of America, is a publicly traded German company which, together with its subsidiaries, comprises the world's second largest insurance company as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. As of March 31, 2001, the Allianz Group (including PIMCO Advisors and PIMCO) had assets under management of approximately $673 billion ($890 billion if the assets under management of Dresdner Bank AG, which Allianz acquired during the second quarter of 2001, are included). In its last fiscal year, Allianz AG wrote approximately $61 billion in gross insurance premiums.

     As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munich Reinsurance and HypoVereinsbank. Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais, Munich Reinsurance and HypoVereinsbank, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as DB Alex. Brown LLC and Dresdner Klienwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO Advisors and PIMCO. Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund's ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance.


     PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by PIMCO Advisers, the investments of the Fund. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.
As more fully discussed below, PIMCO Advisors has retained PIMCO, its affiliate, to serve as the Fund's portfolio manager.

     Under the terms of the Investment Management Agreement, subject to such policies as the Trustees of the Trust may determine, PIMCO Advisors, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions; provided that, so long as PIMCO serves as the portfolio manager for the Fund, PIMCO Advisors' obligation under the Investment

Management Agreement with respect to the Fund is, subject always to the control of the Trustees, to determine and review with PIMCO the investment policies of the Fund.

     Subject to the control of the Trustees, PIMCO Advisors also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services (excluding determination of the net asset value of the Fund, shareholder accounting services and the accounting services for the Fund) and pays all salaries, fees and expenses of officers and Trustees of the Fund who are affiliated with PIMCO Advisors. As indicated under "Portfolio Transactions-- Brokerage and Research Services," the Fund's portfolio transactions may be placed with broker-dealers which furnish PIMCO Advisors and PIMCO, without cost, certain research, statistical and quotation services of value to them or their respective affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions and other transactions costs than it might otherwise pay.

     Pursuant to the Investment Management Agreement, the Fund has agreed to pay PIMCO Advisors an annual management fee, payable on a monthly basis, at the annual rate of 0.65% of the Fund's average daily net assets (including net assets attributable to Preferred Shares) for the services and facilities it provides. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     From the commencement of the Fund's operations through June 30, 2009, PIMCO Advisors has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below:





                                                            Percentage Waived
                Percentage Waived (annual                   (annual rate as a
Period Ending    rate as a percentage of    Period Ending  percentage of average
June 30        average daily net assets) 1     June 30      daily net assets) 1
-------        ---------------------------     -------    ---------------------
20022..........          0.20%                  2006               0.20%
2003...........          0.20%                  2007               0.15%
2004...........          0.20%                  2008               0.10%
2005...........          0.20%                  2009               0.05%

     ___________________
     1  Including net assets attributable to Preferred Shares.
     2  From the commencement of the Fund's operations.

     PIMCO Advisors has not agreed to waive any portion of its fees beyond June 30, 2009.


     Except as otherwise described in the Prospectus, the Fund pays, in addition to the investment management fee described above, all expenses not assumed by PIMCO Advisors, including, without limitation, fees and expenses of Trustees who are not "interested persons" of PIMCO Advisors or the Fund, interest charges, taxes, brokerage commissions, expenses of issue of shares, fees and expenses of registering and qualifying the Fund and its classes of shares for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Fund, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The Fund is also responsible for such nonrecurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

PORTFOLIO MANAGER

     PIMCO serves as portfolio manager for the Fund pursuant to a portfolio management agreement (the "Portfolio Management Agreement") between PIMCO and
PIMCO Advisors.   Under the Portfolio Management Agreement, subject always to the control of the Trustees and the supervision of PIMCO Advisors, PIMCO's obligation is to furnish continuously an investment program for the Fund, to make investment decisions on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments for the Fund.

     Under the Portfolio Management Agreement, PIMCO Advisors pays a portion of the fees it receives from the Fund to PIMCO in return for PIMCO's services, at the maximum annual rate of 0.37% of the Fund's average daily net assets (including assets attributable to the Preferred Shares). PIMCO has contractually agreed to waive a portion of the fee it is entitled to receive from PIMCO Advisors such that PIMCO will receive 0.25% of the Fund's average daily net assets from the commencement of Fund operations through June 30, 2006 (i.e., roughly the first 5 years of Fund operations), 0.28% of average daily net assets in year 6, 0.31% in year 7, and 0.34% in year 8.

     Originally organized in 1971, reorganized as a Delaware general partnership in 1994 and reorganized as a Delaware limited liability company in 2000, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The membership interests of PIMCO as of January 1, 2001, were held 94% by PIMCO Advisors and 6% by the managing directors of PIMCO. As of June 30, 2001, PIMCO had approximately $222 billion in assets under management. PIMCO is located at 840 Newport Center Drive, Newport Beach, California 92660.


     CERTAIN TERMS OF THE INVESTMENT MANAGEMENT AGREEMENT AND PORTFOLIO MANAGEMENT AGREEMENT. The Investment Management Agreement and the Portfolio Management Agreement were each approved by the Trustees of the Fund (including all of the Trustees who are not "interested persons" of PIMCO Advisors or PIMCO). The Investment Management Agreement and Portfolio Management Agreement will each continue in force with respect to the Fund for two years from their respective dates, and from year to year thereafter, but only so long as their continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of PIMCO Advisors, PIMCO or the Fund, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of all classes of the Fund. Each of the Investment Management Agreement and Portfolio Management Agreement automatically terminates on assignment. The Investment Management Agreement may be terminated on not less than 60 days' notice by PIMCO Advisors to the Fund or by the Fund to PIMCO Advisors. The Portfolio Management Agreement may be terminated on not less than 60 days' notice by PIMCO Advisors to PIMCO or by PIMCO to PIMCO Advisors, or by the Fund at any time by notice to PIMCO Advisors and PIMCO.

     The Investment Management Agreement and the Portfolio Management Agreement each provide that PIMCO Advisors or PIMCO, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

CODES OF ETHICS

     The Fund, PIMCO Advisors and PIMCO have each adopted a separate code of ethics governing personal trading activities of, as applicable, all Trustees and officers of the Fund, and directors, officers and employees of PIMCO Advisors and PIMCO, who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Fund, PIMCO Advisors or PIMCO, as applicable. Such persons are prohibited from effecting certain transactions, allowed to effect certain exempt transactions (including with respect to securities that may be purchased or held by the Fund), required to preclear certain security transactions with the applicable compliance officer or his designee and to report certain transactions on a regular basis. The Fund, PIMCO Advisors and PIMCO have each developed procedures for administration of their respective codes. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                             PORTFOLIO TRANSACTIONS

Investment Decisions and Portfolio Transactions

     Investment decisions for the Fund and for the other investment advisory clients of PIMCO Advisors and PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investments by the Fund may also be appropriate for other clients served by PIMCO Advisors and PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients served by PIMCO Advisors or PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by PIMCO Advisors or PIMCO, as applicable. PIMCO Advisors or PIMCO may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for that transaction or for the day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which PIMCO Advisors or PIMCO believes is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.


BROKERAGE AND RESEARCH SERVICES

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Subject to the supervision of PIMCO Advisors, PIMCO places all orders for the purchase and sale of portfolio securities, options, futures contracts and other instruments for the Fund and buys and sells such securities, options, futures and other instruments for the Fund through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, PIMCO, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

     Subject to the supervision of PIMCO Advisors, PIMCO places orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Fund, PIMCO will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Fund's portfolio transactions. PIMCO may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to PIMCO in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. Neither the management fee paid by the Fund to PIMCO Advisors nor the portfolio management fee paid by PIMCO Advisors to PIMCO is reduced because PIMCO and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, PIMCO may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in such Act) to PIMCO an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Fund may use broker-dealers that are affiliates (or affiliates of affiliates) of the Fund, PIMCO Advisors and/or PIMCO, subject to certain restrictions discussed above under "Investment Manager and Portfolio Manager-- Investment Adviser--Agreement with Allianz AG."

     References to PIMCO in this section would apply equally to PIMCO Advisors if PIMCO Advisors were to assume portfolio management responsibilities for the Fund and place orders for the purchase and sale of the Fund's portfolio investments.

                                 DISTRIBUTIONS

     See "Description of APS--Dividends" and "Description of capital structure" in the Prospectus for information relating to distributions made to Fund shareholders.

     For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, among the Common Shares, the Series A APS, the Series B APS and the Series C APS in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized.

     While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."



                             DESCRIPTION OF SHARES

COMMON SHARES

     The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares currently outstanding have been issued without par value. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares currently outstanding have been fully paid and, subject to matters discussed in "Anti-Takeover and Other Provisions in the Declaration of Trust -- Shareholder Liability" below, are non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Description of APS--Dividends--Restrictions on Dividends and Other Payments" and "Description of capital structure" in the Prospectus.


     The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade Municipal Bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors realize gains or losses upon the sale of Common Shares does not depend upon the Fund's net asset value but depends entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares is determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.


PREFERRED SHARES

     See "Description of APS" and "Description of capital structure" in the Prospectus for information relating to the Preferred Shares.

        ANTI-TAKEOVER AND OTHER PROVISIONS IN THE DECLARATION OF TRUST

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration also provides for indemnification out of the Fund's property for all loss and expense of any shareholder held personally liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund is unable to meet its obligations, and thus should be considered remote.

ANTI-TAKEOVER PROVISIONS

     As described below, the Declaration includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.


     Commencing with the first annual meeting of shareholders, the Board of Trustees will be divided into three classes (Class I, Class II and Class III). At each annual meeting of shareholders, the term of one class will expire and each Trustee elected to that class will hold office for a term of three years. The classification of the Board of Trustees in this manner could delay for an additional year the replacement of a majority of the Board of Trustees. In addition, the Declaration provides that a Trustee may be removed only for cause and only (i) by action of at least seventy-five percent (75%) of the outstanding shares of the classes or series of shares entitled to vote for the election of such Trustee, or (ii) by at least seventy-five percent (75%) of the remaining Trustees.

     Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or share exchange of the Fund or any series or class of shares of the Fund with or into any other person or company, or of any such person or company with or into the Fund or any such series or class of shares; (2) the issuance or transfer by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) of any securities of the Fund or such series or class to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund or such series or class in connection with a public offering, issuances of securities of the Fund or such series or class pursuant to a dividend reinvestment plan adopted by the Fund and issuances of securities of the Fund or such series or class upon the exercise of any stock subscription rights distributed by the Fund; or (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund or any series or class of shares (in one or a series of transactions in any twelve-month period) to or with any person of any assets of the Fund or such series or class having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund or such series or class in the ordinary course of its business. The same affirmative votes are required with respect to any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets or the assets of any series or class of shares of the Fund.


     Notwithstanding the approval requirements specified in the preceding paragraph, the Declaration provides that no vote or consent of the Fund's shareholders will be required to authorize a Material Transaction if the transaction is approved by a vote of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below), so long as all other conditions and requirements, if any, provided for in the Fund's Bylaws and applicable law have been satisfied.

     In addition, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares or, alternatively, by vote or consent of both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined below).

     In certain circumstances, the Declaration also imposes shareholder voting requirements that are more demanding than those required under the 1940 Act in order to authorize a conversion of the Fund from a closed-end to an open-end investment company. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below.

     As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Trustees, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Trustees has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

     A "Continuing Trustee," as used in the discussion above, is any member of the Fund's Board of Trustees (1) who is not a person or affiliate of a person who enters or proposes to enter into a Material Transaction with the Fund (such a person or affiliate being referred to individually as an "Interested Party") and who has been a member of the Board of Trustees for a period of at least twelve months (or since the commencement of the Fund's operations, if less than twelve months), or (2) who is a successor of a Continuing Trustee who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Trustee by a majority of the Continuing Trustees then members of the Fund's Board of Trustees.

     The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund's Bylaws, both of which have been filed as exhibits to the Fund's registration statement on file with the SEC.

LIABILITY OF TRUSTEES

     The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


     REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Trustees will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

     Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     The Fund's Board of Trustees may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

     The Declaration requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Board of Trustees and seventy-five percent (75%) of the Continuing Trustees (as defined above under "Anti-Takeover and Other Provisions in the Declaration of Trust--Anti-Takeover Provisions"). This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act. In the event that a conversion is approved by the Trustees and the Continuing Trustees as described above, the minimum shareholder vote required under the 1940 Act would be necessary to authorize the conversion. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

     If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Leverage Risk."

     Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

Taxation of the Fund.   The Fund intends to qualify each year as a regulated
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:


        (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

       (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

       (c) diversify its holdings so that, at the end of each fiscal quarter,
  (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
  (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.


If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

  If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

  The Fund may retain for investment its net capital gain.   However, if the
Fund retains any net capital gain or any investment company taxable income, it
will be subject to tax at regular corporate rates on the amount retained.   If
the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to
the extent the credit exceeds such liabilities.   For federal income tax
purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding
sentence.   The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.


  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

  If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

  Fund Distributions. Distributions from the Fund (other than exempt- interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund.

  The Fund's expenses attributable to earning tax-exempt income do not reduce its current earnings and profits; therefore, distributions in excess of the sum of the Fund's net tax-exempt and taxable income may be treated as taxable dividends to the extent of the Fund's remaining earnings and profits (which provides the measure of the Fund's dividend-paying capacity for tax purposes). Distributions in excess of the sum of the Fund's net tax-exempt and taxable income could occur, for example, if the Fund's book income exceeded the sum of its net tax-exempt and taxable income. Differences in the Fund's book income and its net tax-exempt and taxable income may arise from certain of the Fund's hedging and investment activities. See "Hedging Transactions" below.

  Exempt-interest dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes (see "California Tax Matters" in Appendix B hereto). Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

  The receipt of exempt-interest dividends may affect the portion, if any, of a person's Social Security and Railroad Retirement benefits that will be includable in gross income subject to federal income tax. Up to 85% of Social Security and Railroad Retirement benefits may be included in gross income in cases where the recipient's combined income, consisting of adjusted gross income (with certain adjustments), tax-exempt interest income and one-half of any Social Security and Railroad Retirement benefits, exceeds an adjusted base amount ($34,000 for a single individual and $44,000 for individuals filing a joint return). Shareholders receiving Social Security or Railroad Retirement benefits should consult their tax advisers.

  Under the Code, the interest on certain "private activity bonds" issued after August 7, 1986 is treated as a preference item and is (after reduction by applicable expenses) included in federal alternative minimum taxable income. The Fund will furnish to shareholders annually a report indicating the percentage of Fund income treated as a preference item for federal alternative minimum tax ("AMT") purposes. In addition, for corporations, alternative minimum taxable income is increased by a percentage of the excess of an alternative measure of income that includes interest on all tax-exempt securities over the amount otherwise determined to be alternative minimum taxable income. Accordingly, the portion of the Fund's dividends that would otherwise be tax-exempt to the shareholders may cause an investor to be subject to the AMT or may increase the tax liability of an investor who is subject to such tax. As described above, the portfolio manager will normally avoid investments in bonds potentially subjecting individuals to the AMT, which generally includes private activity bonds.

  Legislation has been introduced in recent years that would reinstate a deductible tax (the "Environmental Tax") imposed through tax years beginning before 1996 at a rate of 0.12% on a corporation's alternative minimum taxable income (computed without regard to the AMT net operating loss deduction) in excess of $2,000,000. If the Environmental Tax is reinstated, exempt-interest dividends that are included in a corporate shareholder's alternative minimum taxable income may subject corporate shareholders of the Fund to the Environmental Tax.

  The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund distributions received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends among the Common Shares, the Series A APS, the Series B APS and the Series C APS in proportion to the total dividends paid to each class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the two (or more) classes. No dividend that the Fund pays will be increased to compensate for the fact that it may be subject to state and local taxes.


  Dividend and capital gains distributions will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder, or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

  Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  Under a published position of the Service, a shareholder's interest deduction generally will not be disallowed if the average adjusted basis of the shareholder's tax-exempt obligations (including shares of preferred stock) does not exceed two percent of the average adjusted basis of the shareholder's trade or business assets (in the case of most corporations) or portfolio investments (in the case of individuals). Legislation has been introduced in recent years that would further limit or repeal this two-percent de minimis exception, thus reducing the total after-tax yield of a shareholder.

  In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

  The Fund will inform investors within 60 days of the Fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made in respect of Common Shares during the year; percentages may differ among distributions to holders of Preferred Shares. The percentage of income designated as tax-exempt for any particular distribution, whether to holders of Common Shares or holders of Preferred

Shares, may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

  Certain of the Fund's hedging activities are likely to produce a difference between its book income and the sum of its net tax-exempt and taxable income. If the Fund's book income exceeds its net tax-exempt income, the distribution (if any) of such excess will be treated as (i) a taxable dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


  Return of Capital Distributions. If the Fund makes a distribution to you in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

  Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholders).

  Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

  Capital Loss Carryover. Distributions from capital gains are generally made after applying any available capital loss carryovers.

  Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

  From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares, held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, or retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a holder of Preferred Shares and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming holders of Preferred Shares will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its Common Shareholders, and a higher percentage of its distributions to holders of Preferred Shares will be taxable.


  Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under- reported dividend or interest income, or who fails to certify to the Fund that he or she is not
subject to such withholding.   Pursuant to recently enacted tax legislation, the
backup withholding tax rate will be (i) 30.5% for amounts paid after August 6, 2001 through the end of 2001, (ii) 30% for amounts paid during 2002 and 2003,
(iii) 29% for amounts paid during 2004 and 2005, and (iv) 28% for amounts paid
during 2006 through 2010.   This legislation will expire and the backup
withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

  The Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations are generally effective for payments made after December 31, 2000. In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the back-up withholding tax rates and for reduced withholding tax rates under income tax treaties. Foreign investors in the Fund should consult their tax advisers with respect to the potential application of these new regulations.

        General.    The federal income tax discussion set forth above is for
general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

     STATE TAX MATTERS. Certain tax matters pertaining to California are set forth in Appendix B.

     PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     The Fund may be a suitable investment for a shareholder who is a resident of California and thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. The suitability of an investment in Preferred Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments (including those not subject to the alternative minimum tax), and from comparable fully taxable investments, in light of each such investor's tax position.


     The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

     Past performance is not indicative of future results.



           CUSTODIAN, TRANSFER AGENTS AND DIVIDEND DISBURSING AGENTS

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

     PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Common Shares, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares.

     Bankers Trust Company, 4 Albany Street, New York, New York 10006, serves as auction agent, transfer agent, registrar, dividend paying agent and redemption agent for the Preferred Shares.

                            INDEPENDENT ACCOUNTANTS

     Pricewaterhouse Coopers LLP, 1177 Avenue of the Americas, New York,
New York 10036, serves as independent accountants for the Fund. Pricewaterhouse-Coopers LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.



                                    COUNSEL

     Ropes & Gray, One International Place, Boston, MA 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.


                             REGISTRATION STATEMENT

     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                             FINANCIAL STATEMENTS


     The Statement of Assets and Liabilities of the Fund dated as of June 20, 2001, and the Statement of Operations for the one-day period ending June 20, 2001, including the Notes thereto, and the report of PricewaterhouseCoopers LLP thereon dated June 21, 2001, as included in the Fund's Statement of Additional Information dated June 26, 2001, relating to the Common Shares, is hereby incorporated by reference into this Statement of Additional Information, which means that such Statement of Assets and Liabilities and the Notes thereto are considered to be a part of this Statement of Additional Information.
The Statement of Additional Information for the Common Shares was filed electronically with the SEC on June 28, 2001 (Accession No. 0000927016-01-501717).



                          PIMCO CALIFORNIA MUNICIPAL
                                  INCOME FUND
                            STATEMENT OF ASSETS AND
                                  LIABILITIES
                                 JULY 16, 2001
                                  (unaudited)

ASSETS:
  Investments, at value (cost-$158,407,804)....................... $159,392,663
  Cash............................................................   95,375,631
  Interest receivable.............................................    1,037,307
                                                                   ------------
    Total Assets..................................................  255,805,601
                                                                   ------------


LIABILITIES:
  Payable for investments purchased...............................  $36,775,871
  Offering expenses payable.......................................      456,000
  Investment management fee payable...............................       45,611
  Accrued expenses................................................       14,328
    Total Liabilities.............................................   37,291,810
                                                                   ------------

      Net Assets.................................................. $218,513,791
                                                                   ============


COMPOSITION OF NET ASSETS:
  Paid-in-capital (applicable to 15,206,667 shares of
   common stock issued and outstanding)........................... $217,384,005
  Undistributed net investment income.............................      144,927
  Net unrealized appreciation of investments......................      984,859
                                                                   ------------

      Net Assets.................................................. $218,513,791
                                                                   ============

      NET ASSET VALUE PER SHARE...................................       $14.37
                                                                   ============




                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                           STATEMENT OF OPERATIONS
              FOR THE PERIOD JUNE 29, 2001* THROUGH JULY 16, 2001
                                  (unaudited)



INVESTMENT INCOME:
 Interest.........................................................   $  204,866
                                                                  -------------


EXPENSES:
 Investment management fees.......................................       45,611
 Custodian fees...................................................        3,744
 Reports to shareholders..........................................        2,052
 Audit and tax service fees.......................................        1,764
 Transfer agent fees..............................................        1,800
 Legal fees.......................................................        1,584
 Trustees' fees and expenses......................................          864
 Miscellaneous....................................................        2,520
                                                                  -------------
   Total expenses.................................................       59,939
                                                                  -------------

     Net investment income........................................      144,927
                                                                  -------------


UNREALIZED GAIN ON INVESTMENTS:

   Net unrealized appreciation of investments.....................      984,859
                                                                  -------------

Net increase in net assets resulting from investment operations...   $1,129,786
                                                                     ==========

___________

* Commencement of operations

                          PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                            STATEMENT OF CHANGES IN NET ASSETS
                   FOR THE PERIOD JUNE 29, 2001* THROUGH JULY 16, 2001
                                       (unaudited)



INCOME FROM INVESTMENT OPERATIONS:
  Net investment income........................................... $    144,927
  Net unrealized appreciation of investments......................      984,859
                                                                   ------------
  Net increase in net assets resulting from investment operations.    1,129,786
                                                                   ------------

SHARE TRANSACTIONS:
  Net proceeds from the sale of shares............................  217,740,000
  Offering cost charged to paid-in-capital........................     (456,000)
    Total share transactions......................................  217,284,000
                                                                   ------------

    Total increase in net assets..................................  218,413,786
                                                                   ------------

SHARE TRANSACTIONS:
  Beginning of period.............................................      100,005
                                                                   ------------

  End of period (including undistributed net investment income of $144,927)................................................... $218,513,791
                                                                   ============

  ___________________________

  * Commencement of operations

                    PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 16, 2001
                                  (unaudited)


1.  ORGANIZATION

     PIMCO California Municipal Income Fund, (the "Fund") was organized as a Massachusetts business trust on May 10, 2001. Prior to commencing operations on June 29, 2001, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the sale and issuance to PIMCO Advisors L.P. (the "Investment Manager"), an indirect wholly-owned subsidiary of Allianz AG, of 6,667 shares of beneficial interest at an aggregate purchase price of $100,005. The Investment Manager has agreed to reimburse organizational costs and offering expenses (other than the sales load) which in aggregate exceeded $0.03 per share of the initial offering. There are an unlimited number of no par value common stock authorized.

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

(A)  VALUATION OF INVESTMENTS

     Debt securities are valued each day by an independent pricing service approved by the Board of Trustees. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Trustees. The Fund invests substantially all of its assets in California Municipal Bonds. The Fund is therefore susceptible to political, economic, regulatory and other factors affecting issues of California Municipal Bonds, their ability to meet their obligations and the economic condition of the facility or specific revenue source from whose revenue payments of obligations may be made.

(B)  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discount or premium on debt securities purchased is accreted or amortized daily to non-taxable interest income. Market discount, if any, is accreted daily to taxable income.

(C)  EXPENSE OFFSET

     The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.


2.  INVESTMENT MANAGER AND RELATED PARTIES

     Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager an annual management fee, payable monthly, at the annual rate of 0.65% of the Fund's average daily net assets. The Investment Manager has retained its affiliate, Pacific Investment Management Co. LLC ("PIMCO"), to manage the Fund's investments. The Investment Manager (not the Fund) will pay a portion of the fees it receives as Investment Manager to PIMCO in return for its services, at the maximum annual rate of 0.37% of the Fund's average daily net assets.

     In order to reduce Fund expenses, the Investment Manager has contractually agreed to reimburse the Fund for fees and expenses at the annual rate of 0.20% of the Fund's average daily net assets from the commencement of operations through June 30, 2006, and for a declining amount thereafter through June 30, 2009.


3.  FEDERAL INCOME TAXES

     The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                     PIMCO CALIFORNIA MUNICIPAL INCOME FUND
                            SCHEDULE OF INVESTMENTS
                                 JULY 16, 2001
                                  (UNAUDITED)



PRINCIPAL
 AMOUNT
  (000)         Cusip #    CALIFORNIA MUNICIPAL BONDS & NOTES                                                              VALUE*
------------------------------------------------------------------------------------------------------------------------------------
$ 1,385         022555PG5  Alvord Univ. School Dist., Ser. C,
                                5.375%, 8/1/29..................................................                       $  1,399,279
  2,250         139705ET0  Capistrano Univ. School Dist., Community Fac. Dist.,
                                5.75%, 9/1/29...................................................                          2,200,747
  1,000         212262CD9  Contra Costa Cnty., Pub. Fin. Auth.,
                                5.125%, 8/1/19..................................................                            938,370
 10,940         271014KM3  East Bay Muni. Util. Dist. Water Sys Rev.,
                                4.75%, 6/1/28...................................................                         10,053,094
  1,000         130175QC9  Educational Fac. Auth. Rev.,
                                5.75%, 12/1/30..................................................                            997,110
 10,790         283307BP0  El Monte Certfs. Partn.,
                                4.75%, 6/1/30...................................................                          9,827,964
                           Fremont Community Fac. Dist.,
    165         357129AQ8       6.00%, 9/1/18...................................................                            165,607
    505         357129AR6       6.00%, 9/1/19...................................................                            505,717
  8,500         357129AT2       6.30%, 9/1/31...................................................                          8,518,105
                           Health Fac. Fin. Auth. Rev., Ser. A,
  3,000         13033A6F3       5.00%, 7/1/18...................................................                          2,654,190
  1,000         13033A6G1       5.00%, 7/1/28...................................................                            832,380
                           Irvine Improvement Bd. Act 1915,
  1,025         463608ZS1       5.80%, 9/2/21...................................................                          1,019,137
  5,000         463608B32       5.90%, 9/2/23...................................................                          4,954,500
                           Los Angeles Community Redev., Ser. B,
    520         544389N47       5.875%, 9/1/26..................................................                            518,606
    325         544389N54       6.00%, 9/1/31...................................................                            327,070
 10,003         544652K82  Los Angeles Wastewater Sys. Rev., Ser. 318,
                                7.52%, 7/19/01*.................................................                          9,341,136
  1,000         586810BH5  Menifee Univ. School Dist.,
                                6.40%, 9/1/31...................................................                          1,002,120
  2,665         587616AQ6  Merced Irrigation Dist. Elec. Sys. Rev.,
                                6.50%, 9/1/22...................................................                          2,631,608
  3,500         592663SY5  Metropolitan Water Dist., Waterworks Rev., Ser. A,
                                5.00%, 7/1/26...................................................                          3,374,245
  5,820         612201DP5  Montclair Redev. Agcy. Tax Allocation,
                                5.30%, 10/1/30..................................................                          5,796,371
                           Murrieta Valley Yuma Univ. School Dist.,
    195         62719HEN0       6.30%, 9/1/18...................................................                            195,043
  2,180         62719HEP5       6.40%, 9/1/24...................................................                          2,171,978
  3,535         62719HEQ3       6.50%, 9/1/31...................................................                          3,542,459


PRINCIPAL
 AMOUNT
  (000)         Cusip #    CALIFORNIA MUNICIPAL BONDS & NOTES                                                              VALUE*
------------------------------------------------------------------------------------------------------------------------------------
  1,690         75212GAT7  Rancho Etiwanda Pub. Fac.,
                                6.375%, 9/1/24..................................................                          1,708,675
                           Rancho Mirage Redev. Agcy. Tax Allocation,
  1,190         752131LJ9       5.50%, 4/1/24...................................................                          1,137,200
  1,580         752131LK6       5.625%, 4/1/33..................................................                          1,513,498
  8,305         768901LY4  Riverside Cnty., Certfs. Partn.,
                                5.125%, 11/1/30.................................................                          8,137,737
 $1,000         76912TAT0  Riverside Cnty. Pub Fin.,  Ser. A,
                                5.625%, 10/1/33.................................................                            981,950
                           Sacramento Special Tax,
  3,000         786071BT6       5.70%, 9/1/23...................................................                          2,895,300
  1,350         786071DZ0       6.10%, 9/1/21...................................................                          1,355,953
  2,560         786071EA4       6.15%, 9/1/26...................................................                          2,571,264
    545         797391UU1  San Diego Cnty. Certfs. Partn.,
                                5.25%, 10/1/28..................................................                            527,331
  3,330         797669LN6  San Francisco Bay Area Rapid Trans. Dist.,
                                5.125%, 7/1/36..................................................                          3,252,111
  4,500         7976526Z2  San Francisco City & Cnty. Airport., Community Int'l Airport Rev.,
                                4.50%, 5/1/26...................................................                          3,975,570
                           San Francisco City & Cnty. Redev. Agcy. Rev.,
  1,500         79771RAU5       6.125%, 8/1/31, Ser. A..........................................                          1,500,510
 3,5000         79771RAV3       6.125%, 8/1/31, Ser. B..........................................                          3,501,190
                           San Joaquin Hills Trans. Corridor Toll Rd. Rev., Ser. A,
  5,000         798111CE8       5.50%, 1/15/28, ................................................                          4,817,850
  5,000         798111DL1       Zero coupon, 1/15/19 ...........................................                          3,424,650
    240         798160V87  San Jose Improvement. Bd. Act 1915, Ser. 24Q,
                                5.60%, 9/2/17...................................................                            239,275
  5,000         798186RH7  San Jose Univ. School Dist.,
                           Santa Clara Cnty., Ser. D,
                                5.125%, 8/1/25..................................................                          4,935,250
                           San Juan Univ. School Dist.,
  9,445         798306EJ1       Zero coupon, 8/1/22 ............................................                          2,997,182
 10,895         798306EM4       Zero coupon, 8/1/25 ............................................                          2,887,720
  6,110         798306EN2       Zero coupon, 8/1/26.............................................                          1,528,722
                           State, General Obligation,
  1,000         1306284Q0       4.75%, 12/1/28..................................................                            899,270
 10,000         130629Z50       5.375%, 10/1/25.................................................                         10,031,600
                           Statewide Community Dev. Auth. Certfs. Partn.,
 10,000         13077TJA6       5.375%, 4/1/30..................................................                          9,322,500
  5,000         13077TLC9       6.50%, 7/1/20...................................................                          5,185,200
                           Statewide Community Dev. Auth. Rev.,


PRINCIPAL
 AMOUNT
  (000)         Cusip #    CALIFORNIA MUNICIPAL BONDS & NOTES                                                              VALUE*
------------------------------------------------------------------------------------------------------------------------------------
    250         130911GV6       5.125%, 10/1/30 ................................................                            234,702
  4,300         130911JA9       6.625%, 11/1/31.................................................                          4,300,000
  2,550         130911HX1       6.75%, 6/1/28...................................................                          2,563,617

                           Total California Municipal Bonds & Notes (cost-$158,407,804).........                        159,392,663
                           Total Investments (cost-$158,407,804)................................    72.9%               159,392,663

                           Other assets less liabilities........................................    27.1%                59,121,128
                                                                                                --------------         ------------
                           Net Assets...........................................................   100.0%              $218,513,791

                                                                                                ==============         ============

_______________________________________________

* Long-term debt securities are valued by an independent price service authorized by the Board of Trustees.

** Variable Rate Demand Notes are instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

                                  APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor's, a division of The McGraw-Hill Companies, Inc. -- A brief description of the applicable Standard & Poor's ("S&P") rating symbols and their meanings (as published by S&P) follows:


An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings
-------------------------------

Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

      2.  Nature of and provisions of the obligation; and

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet it financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


Plus (+) or minus (-) The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

P The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

R The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings
-------------------------------

An S&P note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

       . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

       . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note. Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:


A-1 A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC.

     A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds
---------------

Aaa Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

A Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S.

Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...):  Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Loans
----------------

MIG 1/VMIG 1   This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2   This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3   This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper
----------------

Issuers rated PRIME-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

FITCH IBCA, INC.

A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings
------------------------

Investment Grade

AAA

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C


High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, AND D


Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings
-------------------------

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default.  Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1'.

"NR" indicates that Fitch does not rate the issuer or issue in question.

"WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

"RATING WATCH": Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                       FACTORS PERTAINING TO CALIFORNIA-

     Under normal market conditions, the Fund will invest substantially all (at least 90%) of its total assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), is exempt from federal and California income taxes ("California Municipal Bonds"). The California Municipal Bonds in which the Fund will invest are generally issued by the State of California, a city in California, or a political subdivision, agency, authority or instrumentality of such state or city. As a result of this investment focus the Fund, and consequently investments in the Fund, are particularly susceptible to economic, regulatory, political and other factors that affect issuers of these bonds. Among other things, these factors may increase the risk that issuers of these California Municipal Bonds may default on their obligations or that the value of the bonds will decrease. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California Municipal Bonds. This information is derived from sources that are generally available to investors, including information promulgated by the State's Department of Finance and State's Treasurer's Office which can be found at www.dof.ca.gov and www.treasurer.ca.gov, but does not purport to be comprehensive. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State.

     It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

ECONOMIC FACTORS

     According to the State's Legislative Analyst Office, with a gross state product in excess of $1 trillion, California's economy is the largest state economy in the United States, accounting for 13% of the nation's output, and the sixth largest economy in the world, trailing only the United States as a whole, Japan, Germany, England and France. In addition to its size, California's economy is diverse, with no industry sector accounting for more than one-quarter of the State's output.

     While California's economy is broad, it does have major concentrations in high technology, aerospace and defense related manufacturing, entertainment, and real estate and financial services, and may be sensitive to economic factors affecting those industries. One example of such potential sensitivity occurred from mid-1990 to late 1993, when the State suffered a recession. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. More recently, reflective of the nationwide economic slowdown, the high technology sector of the State's economy has entered a cyclical downturn. Overall, following the strongest growth in a decade in 1999 and 2000, the State's economy is projected to grow more slowly in 2001.

     In addition, widely publicized difficulties in California's energy supplies, highlighted by the Governor of California declaring a state of emergency in January 2001, pose risks to the economy, especially if there are prolonged blackouts, shortages of natural gas or significant rate increases. While these factors are partially mitigated by the fact that California's economy is relatively energy-efficient (U.S. Department of Energy statistics for 1999 revealed that California electricity usage per capita was the lowest in the nation, forty-two percent (42%) below the national average) it is not possible to predict at this time what the long-term impact of these developments will have on the State's economy, and any significant interruptions in energy supplies or significant rate increases could adversely affect the State's revenues.

STATE FINANCES

     Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The 2001-02 Budget Act was signed by the Governor on July 26, 2001.


     The State's funds are segregated into the General Fund and over 900 special funds, including bond, trust and pension funds. The General Fund consists of revenues received by the State Treasury that are not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

     According to the enacted 2001-02 State budget, the principal sources of General Fund revenues in 2001-2002 are expected to be the California personal income tax (56% of total revenues), the sales tax (29%), bank and corporation taxes (8%), and the gross premium tax on insurance (2%). Reflecting a slow down in the State's economy, the 2001-02 State budget contains an overall year-to-year General Fund expenditure decrease of 1.7%.

     The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to protect the State from unforeseen revenue reductions or unanticipated expenditure increases, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. The 2001-02 State budget funds the SFEU at $2.6 billion, or approximately 3.4% of General Fund revenues.

     Although the State's strong economy has produced record revenues to the State government in recent years, the State's budget continues to be marked by mandated spending of significant funds on education, a large prison population, and social needs of a growing population with many immigrants. These factors limit the growth of State spending in other areas and also put pressure on local governments. There can be no assurances that, if economic conditions continue to weaken, or other factors intercede, the State will not experience budget gaps.

OBLIGATIONS OF THE STATE OF CALIFORNIA

     The California Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. Several general obligation bond acts exist, providing that debt service on general obligation bonds shall be appropriated annually from the State's General Fund and all debt service on general obligation bonds shall be paid from the General Fund.
Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education.

     According to the State's Treasurer's Office, as of May 1, 2001, California had outstanding approximately $22.9 billion of long term general obligation bonds and approximately $6.6 billion in lease debt supported by the State General Fund. As of May 1, 2001, the State had available approximately $12.0 billion of authorized general obligation bonds which had not yet been issued.
In fiscal year 1999-2000, debt service on general obligation bonds and lease debt was approximately 3.7% of General Fund revenues. In addition to those State obligations supported by the General Fund, certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by revenue bonds. As of May 1, 2001, State agencies and authorities had $28.7 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS

     In California, certain constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives have established tax, spending or appropriation limitations that could potentially limit the financial flexibility of State and local governments and ultimately impair their ability to repay their debt obligations. The following constitutes a brief summary of some of these limitations.

     Limitation on Property Taxes.  Certain California Municipal Bonds may be
     ----------------------------
obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties.
Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (for example, because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB of the California constitution, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     Limitations on Other Taxes, Fees and Charges. Articles XIIIC and XIIID to the State Constitution, added by Proposition 218 in 1996, contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

     Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs and also contains several provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property-related service." All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property-related service or are used for unrelated purposes. Furthermore, no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been affected.

     Appropriations Limits.  The State and its local governments are each
     ---------------------
subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and motor vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     Proposition 111 requires that each agency's actual appropriations be tested against its limit every two years. If the aggregate "proceeds of taxes" for the preceding two-year period exceeds the aggregate limit, the excess must be returned to the agency's taxpayers through tax rate or fee reductions over the following two years. If the State's aggregate "proceeds of taxes" for the preceding two-year period exceeds the aggregate limit, 50% of the excess is transferred to fund the State's contribution to school and community college districts and the remainder is refunded to the taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. For the last ten years, appropriations subject to limitation have been under the State's limit. However, because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $700 million above the limit. No refund will occur unless the State also exceeds its limit in fiscal year 2000-01; the State Department of Finance has estimated the State will be about $3.6 billion below its appropriation limit in fiscal year 2000-01.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Municipal Bonds or on the ability of the State or local governments to pay debt service on such California Municipal Bonds. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Ballot initiatives of legislation may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such initiatives or legislation will be enacted. Nor is it possible, at present, to determine the impact of any such initiatives or legislation on California Municipal Bonds in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Bonds.

BOND RATING


     Three major credit rating agencies, Moody's Investors Service, Inc., S&P and Fitch IBCA, Inc., assign ratings to California long-term general obligation
bonds.   A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     As of May 14, 2001, California general obligation bonds were assigned ratings of "A+" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch. These ratings reflect a downgrade by Standard & Poor's in April 2001 and a downgrade by Moody's in May 2001. Both downgrades stem largely from each ratings agency's concerns regarding the State's energy situation and its impact on the State's finances. These recent reductions on the State's credit rating, and any potential future reduction, could adversely affect the market value and marketability of all outstanding notes and bonds issued by the State, its agencies or its local governments and there can be no assurance that current ratings will be maintained in the future.

LEGAL PROCEEDINGS

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

     Other Issuers of California Municipal Bonds.  There are a number of State
     -------------------------------------------
agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance.  Property tax revenues received by local governments
     ----------------
declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs.

     In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For the last several years, the State has also provided $100 million annually to support local law enforcement costs. In 2000-01, the State provided $200 million in unrestricted grants to cities and counties.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The ultimate financial impact on the County and the State cannot be predicted with any certainty.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997, in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new system on local governments is still unknown.

     Land-Secured Bonds.  California Municipal Bonds which are land-secured
     ------------------
bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or special taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or special taxes, except from amounts, if any, in a reserve fund established for the bonds. Although secured by real property, the judicial foreclosure process can be lengthy and is sometimes unsuccessful.

     California Long Term Lease Obligations.  Based on a series of court
     --------------------------------------
decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998, which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

RECENT DEVELOPMENT REGARDING ENERGY

     California has experienced difficulties with the supply and price of electricity and natural gas in much of the State since mid-2000, which are likely to continue for several years. In 1996 California deregulated the State's power markets. While the transmission and distribution of electricity remained regulated, the generation of electricity was opened up to competition. Under the deregulation scheme, utilities were prohibited from passing through all wholesale power costs to consumers until 2002. Energy usage in the State has been rising sharply with the strong economy, but no new power generating plants have been built since the 1980's. The three major investor-owned utilities in the State ("IOUs") have been purchasing electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, while the retail prices they can charge their residential and small business customers have been capped at specified levels. Starting in mid-2000, power purchase costs exceeded retail charges, and the IOUs incurred substantial losses and accumulated large debts to continue to purchase power for their customers. As a result, the credit ratings of the IOUs have deteriorated, making it difficult to continue to purchase power. The two largest IOUs have reported they are in default in paying certain of their obligations. On
April 6, 2001, one of the IOUs filed for voluntary protection under Chapter 11 of the federal Bankruptcy Code. The bankruptcy proceedings are pending. While the bankruptcy court decides the allocation of the IOU's available cash flow and assets among its creditors, the IOU will continue operations under current management. No other IOU has sought the protection of or been forced into bankruptcy, although this may change in the future.

     In 2001, there have been rolling electricity blackouts throughout California affecting millions of customers. The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases are initially being funded by advances from the State's General Fund. As of May 21, 2001, the DRW had incurred power purchase obligations of $6.9 billion, of which $6.2 billion was to be funded through the General Fund. As of May 21, 2001 $4.8 billion of the General Fund advances had been actually disbursed. DWR is entitled to repayment from a portion of retail end use customer's payments, remitted through the IOUs, but these amounts will
not equal the power purchase costs.   In May 2001, state officials announced
that the DWR is authorized to sell up to $13.4 billion of revenue bonds in mid-August to help finance the State's plan to overcome the current energy shortages. Proceeds from the offering would be used to buy more electricity and to pay back the General Fund for purchases already made. State officials announced that the State expected to sell about $12.5 billion of bonds, with approximately $8 billion of the bonds sold as tax-exempt securities. The bonds are to be issued under a trust indenture that will provide that the bonds are payable solely from payments from retail customers for electricity. The revenue bonds will not be a liability of or backed by the General Fund, and neither the faith and credit nor the taxing power of the State will be pledged to pay the revenue bonds. The State may make additional loans or other advances from the General Fund to support the DWR power supply program subsequent to the issuance of the DWR revenue bonds.

     The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities, has been accelerated. A number of new larger power plants are under construction and in permitting phase, and will come on line in 2001-2003. In addition, the State is seeking longer term power supply contracts at lower costs. The combination of these elements is expected to lower wholesale electricity costs in the future and promote the financial recovery of the IOUs.

     Natural gas prices in California have been increasing significantly as a result of limited pipeline capacity into the State, and nationwide price increases. The prices nationally may remain high for some time until additional supplies are produced, as natural gas prices are not regulated. One of the State's IOUs also supplies natural gas, and its credit difficulties and bankruptcy filing have impaired its ability to obtain supplies. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

     A number of additional plans are under consideration by the State Legislature, including the authorization of State agencies to own, build or purchase power generation or transmission facilities and assist energy conservation efforts. Plans are also being considered to assist the IOUs repay their debts incurred in purchasing power; these may include a State purchase of their transmission facilities, potentially funded with revenue bonds. A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the California Public Utilities Commission ("PUC") may charge retail customers, financial responsibility for purchases of power by the IOUs, and various antitrust and fraud claims against energy suppliers. In May 2001 PUC approved a $5.7 billion energy rate increase that will impact approximately nine million residential, industrial and agricultural customers. PUC further acknowledged that more rate increases may be necessary unless federal regulators find a way to control the wholesale electricity market.


     A number of lawsuits have been filed concerning various aspects of the current energy situation. These include disputes over rates set by the PUC, responsibility for electricity and natural gas purchases made by the utilities and the California Independent System Operator, continuing contractual obligations of certain small power generators, and antitrust and fraud claims against various parties.

     Seismic Activity.  Substantially all of California is within an active
     ----------------
geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

     Water Supply and Flooding.  Due to aspects of its geography, climate and
     -------------------------
continually growing population, California is subject to certain risks with regard to its water resources. Throughout the late 1980's and early 1990's California experienced a prolonged drought that strained the State's water supply system. Some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in certain regions endured harsh impacts. On the opposite end of the spectrum, during the winter season of 1997-1998 California endured double its normal amount of rainfall and about $550 million in flood and storm damage statewide. As with the potential risks associated with seismic activity, any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

CALIFORNIA TAX MATTERS

     The following summary of certain California tax considerations applicable to resident individual and corporate shareholders of the Fund is based upon the advice of Latham & Watkins, special California counsel to the Fund, and the provisions of the applicable California tax law as presently in effect. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund. This summary does not address the taxation of shareholders who are not residents of California, any local taxes that may be applicable or the California tax rules applicable to specific investors who may be subject to special treatment in light of their particular facts and circumstances. This summary also assumes that the statements contained in the Prospectus under the heading "Taxes-- Federal Income Tax Matters" (including the opinion of Ropes & Gray, counsel to the Fund, regarding the qualification of the APS as equity for income tax purposes) and in the Statement of Additional Information under the heading "Tax Matters" are true and correct in all material respects.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will enable it to pay exempt-interest dividends to shareholders, and that it will distribute all interest it receives and capital gains it realizes to the shareholders.

     The Fund will be subject to the California corporate franchise tax only if it has a sufficient nexus with California. If it is subject to the California corporate franchise tax, the Fund does not expect to pay a material amount of such tax.

     If at the close of each quarter of the Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax by California under California or federal law, then distributions by the Fund that are attributable to interest on any such obligation will not be subject to the California personal income tax. All other distributions, including distributions attributable to capital gains or market discount, will be includable in gross income for purposes of the California personal income tax.

     Interest on "private activity bonds" is not included in an individual's income for purposes of the California alternative minimum tax. In addition, California does not impose personal income tax on Social Security or Railroad Retirement benefits.

     Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in the Fund shares will not be deductible for purposes of the California personal income tax.

     All distributions of the Fund, regardless of source, to corporate shareholders that are subject to the California corporate franchise tax will be included in gross income for purposes of such tax.

     Gain on the sale, exchange, or other disposition of Fund shares will be subject to the California personal income and corporate franchise tax. In addition, any loss realized by a holder of Fund shares upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the sale of Fund shares within thirty days before or after the acquisition of other Fund shares may be disallowed under the "wash sale" rules.

     Whether the Fund's method of allocation of taxable income among the dividends paid to holders of a class of shares during or with respect to a taxable year will be respected for California tax purposes is uncertain. In addition, the consequences of the Gross-Up Dividends, as well as dividends paid following the close of a taxable year but treated for tax purposes as derived from the income of the prior taxable year, are unclear under existing California income tax law. See the discussion in the Prospectus under the heading "Taxes-- Federal Income Tax Matters."

     Fund shares may be subject to the California estate tax if held by a California decedent at the time of death.

     The foregoing is only a summary of some of the important California tax considerations generally affecting the Fund and its shareholders. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters, as well as special tax rules that may apply to their particular situations.

                                  APPENDIX C




                             Settlement Procedures

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix D hereto, as the case may be.


     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of Preferred Shares, if any, to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of Preferred Shares, if any, to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of Preferred Shares and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of Preferred Shares to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of Preferred Shares to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of Preferred

     Shares and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the Preferred Shares.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of Preferred Shares to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold Preferred Shares of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any Preferred Shares received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date:

          (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in
     (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling Preferred Shares in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole Preferred Shares that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of Preferred Shares to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreements.

                                  APPENDIX D

                              Auction Procedures

     The following procedures will be set forth in provisions of the Amended Bylaws relating to the Preferred Shares, and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the Prospectus. Nothing contained in this Appendix D constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.


                                   ARTICLE 11

                                   *   *   *

     11.10  Auction Procedures.  (a) Certain definitions. As used in this
Section 11.10, the following terms shall have the following meanings, unless the context otherwise requires:

     (i)    "APS" means the shares of APS being auctioned pursuant to this
Section 11.10.

     (ii) "Auction Date" means the first Business Day preceding the first day of a Dividend Period.

     (iii) "Available APS" has the meaning specified in Section 11.10(d)(i) below.

     (iv)   "Bid" has the meaning specified in Section 11.10(b)(i) below.

     (v)    "Bidder" has the meaning specified in Section 11.10(b)(i) below.

     (vi)   "Hold Order" has the meaning specified in Section 11.10(b)(i) below.

     (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by Moody's (or, if Moody's shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and (ii) whether the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on shares of APS as follows:

                                   Percentage of      Percentage of
                                 Reference Rate -   Reference Rate -
 Moody's Credit Ratings on APS    No Notification     Notification
-------------------------------  -----------------  -----------------
aa3 or higher                                 110%               150%
a                                             125%               160%
baa                                           150%               250%
Below baa                                     200%               275%

     The Trust shall take all reasonable action necessary to enable Moody's to provide a rating for each series of APS. If Moody's shall not make such a rating available, UBS Warburg LLC or its affiliates and successors, after consultation with the Trust, shall select another Rating Agency to act as a Substitute Rating Agency.

     (viii) "Order" has the meaning specified in Section 11.10(b)(i) below.

     (ix)   "Sell Order" has the meaning specified in Section 11.10(b)(i) below.

     (x) "Submission Deadline" means 1:00 P.M., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

     (xi) "Submitted Bid" has the meaning specified in Section 11.10(d)(i) below.

     (xii) "Submitted Hold Order" has the meaning specified in Section 11.10(d)(i) below.

     (xiii) "Submitted Order" has the meaning specified in Section 11.10(d)(i) below.

     (xiv) "Submitted Sell Order" has the meaning specified in Section 11.10(d)(i) below.

     (xv) "Sufficient Clearing Bids" has the meaning specified in Section 11.10(d)(i) below.

     (xvi) "Winning Bid Rate" has the meaning specified in Section 11.10(d)(i) below.

     (b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders.

     (i) Unless otherwise permitted by the Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

     (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

     (1) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period for such shares;

     (2) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period for such shares shall not be less than the rate per annum specified by such Beneficial Owner; and/or

     (3) the number of Outstanding shares, if any, of APS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

     (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of Outstanding shares, if any, of APS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Section 11.10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Section 11.10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Section 11.10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Section 11.10(b)(i) is hereinafter referred to as a "Sell Order". Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

     (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

     (1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

     (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in Section 11.10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

     (3) a lesser number of Outstanding shares of APS to be determined as set forth in Section 11.10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

     (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

     (1) the number of Outstanding shares of APS specified in such Sell Order;
or

     (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in Section 11.10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

     (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

     (1) the number of Outstanding shares of APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

     (2) such number or a lesser number of Outstanding shares of APS to be determined as set forth in Section 11.10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

     (c) Submission of Orders by Broker-Dealers to Auction Agent.

     (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

     (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

     (B) the aggregate number of Outstanding shares of APS that are the subject of such Order;

     (C) to the extent that such Bidder is an Existing Holder:

     (1) the number of Outstanding shares, if any, of APS subject to any Hold Order placed by such Existing Holder;

     (2) the number of Outstanding shares, if any, of APS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

     (3) the number of Outstanding shares, if any, of APS subject to any Sell Order placed by such Existing Holder; and


     (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

     (iii) If an Order or Orders covering all of the Outstanding shares of APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Special Dividend Period of 91 days or less) or a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Existing Holder covering the number of Outstanding shares of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of Outstanding shares of APS held by such Existing Holder are submitted to the Auction Agent, such Order shall be considered valid as follows and in the following order of priority:

     (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of Outstanding shares of APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of APS subject to such Hold Orders exceeds the number of Outstanding shares of APS held by such Existing Holder, the number of shares of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of Outstanding shares of APS held by such Existing Holder;

     (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to any Hold Order referred to in Section 11.10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Section 11.10(c)(iv)(A) above and of the foregoing portion of this Section 11.10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Section 11.10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

     (C) any Sell Order shall be considered valid up to and including the excess of the number of Outstanding shares of APS held by such Existing Holder over the number of shares of APS subject to Hold Orders referred to in Section 11.10(c)(iv)(A) and Bids referred to in

Section 11.10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of APS subject to such Sell Orders is greater than such excess, the number of shares of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of APS equal to such excess.

     (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of APS therein specified.

     (vi) Any Order submitted by a Beneficial Owner as a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     (vii) The Trust shall not be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with the provisions of this Section 11.10.

     (d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

     (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order", a "Submitted Bid" or a "Submitted Sell Order", as the case may be, or as a "Submitted Order") and shall determine:

     (A) the excess of the total number of Outstanding shares of APS over the number of Outstanding shares of APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

     (B) from the Submitted Orders whether the number of Outstanding shares of APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

     (1) the number of Outstanding shares of APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

     (2) the number of Outstanding shares of APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of Outstanding shares of APS in clause (1) above and this clause (2) are each zero because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders being hereinafter referred to collectively as "Sufficient Clearing Bids"); and

     (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

     (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other Submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of APS that are the subject of such Submitted Bids, and

     (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of APS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

     (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 11.10(d)(i), the Auction Agent shall advise the Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:


     (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

     (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding shares of APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

     (C) if all of the Outstanding shares of APS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction shall automatically be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 40% of the Reference Rate (or 60% of such rate if the Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend pursuant to Section 11.2(f) hereof that net capital gains or other taxable income will be included in such dividend on shares of APS) on the date of the Auction.

     (e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations made pursuant to Section 11.10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

     (i) If Sufficient Clearing Bids have been made, subject to the provisions of Section 11.10(e)(iii) and Section 11.10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

     (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the Outstanding shares of APS that are the subject of such Submitted Sell Order or Submitted Bid;

     (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;


     (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

     (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid, unless the number of Outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of Outstanding shares of APS ("Remaining Shares") equal to the excess of the Available APS over the number of Outstanding shares of APS subject to Submitted Bids described in Section 11.10(e)(i)(B) and Section 11.10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell Outstanding shares of APS, but only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

     (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of Outstanding shares of APS obtained by multiplying
(x) the difference between the Available APS and the number of Outstanding shares of APS subject to Submitted Bids described in Section 11.10(e)(i)(B),
Section 11.10(e)(i)(C) and Section 11.10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS subject to such Submitted Bid and the denominator of which shall be the sum of the number of Outstanding shares of APS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

     (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding shares of APS are subject to Submitted Hold Orders), subject to the provisions of Section 11.10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

     (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the Outstanding shares of APS that are the subject of such Submitted Bid;

     (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such

Potential Holder to purchase the Outstanding shares of APS that are the subject of such Submitted Bid; and

     (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of Outstanding shares of APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of APS obtained by multiplying
(x) the difference between the Available APS and the aggregate number of Outstanding shares of APS subject to Submitted Bids described in Section 11.10(e)(ii)(A) and Section 11.10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of Outstanding shares of APS subject to all such Submitted Bids and Submitted Sell Orders.

     (iii) If, as a result of the procedures described in Section 11.10(e), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each Outstanding share of APS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of APS.

     (iv) If, as a result of the procedures described in Section 11.10(e), any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate shares of APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of APS on such Auction Date.

     (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of Outstanding shares of APS to be purchased and the aggregate number of the Outstanding shares of APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of Outstanding shares to be purchased and such aggregate number of Outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Outstanding shares of APS.

     (f) Miscellaneous.

     (i) The Trust may interpret the provisions of this Section 11.10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS.

     (ii) A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Section 11.10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and
(B) except as otherwise required by law, shall have the ownership of the shares of APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. The Trust may not submit an Order in any Auction.

     (iii) All of the Outstanding shares of APS of a series shall be registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Trust's option and upon its receipt of such documents as it deems appropriate, any shares of APS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates therefor upon transfer or exchange thereof.

                          PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

      1. Financial Statements:

      Included in Part A: Not Applicable

      Included in Part B: Financial Statements

                          Unaudited Statement of Assets and Liabilities as of July 16, 2001

                          Unaudited Statement of Operations for period June 29, 2001 through July 16, 2001

                          Unaudited Statement of Changes in Net Assets for period June 29, 2001 through July 16, 2001

                          Unaudited Notes to Financial Statements as of July 16, 2001

                          Unaudited Schedule of Investments as of July 16, 2001

                          The Registrant's audited Statement of Assets and Liabilities dated as of June 20, 2001 and Statement of Operations for the one-day period ending June 20, 2001, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are incorporated by reference into Part B from the Statement of Additional Information dated June 26, 2001 for the offering of the Registrant's common shares, which was filed with the SEC on June 28, 2001 (File No. 333-61300)




      2. Exhibits:

a.    Amended and Restated Agreement and Declaration of Trust dated June 19,
      2001.(1)

b.1   By-Laws of Registrant.(1)

b.2 Amendment No. 1 to the By-Laws of Registrant, to be filed by amendment.


c.    None.

d.1 Article III (Shares) and Article V (Shareholders' Voting Powers and Meetings) of the Amended and Restated Agreement and Declaration of Trust.(1)

d.2 Article 10 (Shareholders' Voting Powers and Meetings) of the By-Laws of the Registrant.(1)

d.3   Form of Share Certificate of the Common Shares.(1)

d.4 Specimen Certificates representing the Registrant's Auction Preferred Shares of beneficial interest ("Auction Preferred Shares"), filed herewith.


e.    Terms and Conditions of Dividend Reinvestment Plan.(1)

f.    None.

g.1 Form of Investment Management Agreement between Registrant and PIMCO Advisors L.P.(1)

g.2 Form of Portfolio Management Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company LLC.(1)

h.1 Form of Underwriting Agreement for the Auction Preferred Shares, to be filed by Amendment.

h.2   Form of Master Agreement Among Underwriters, to be filed by amendment.


i.    None.

j. Form of Custodian Agreement between Registrant and State Street Bank and Trust Co.(1)

k.1   Form of Transfer Agency Services Agreement between Registrant and
      PFPC Inc.(1)

(1) Incorporated by reference from the corresponding exhibit of Pre-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-2 (File Nos. 811-10379 and 333-61300), as filed June 25, 2001.

k.2 Form of Organizational and Offering Expenses Reimbursement Agreement between Registrant and PIMCO Advisors L.P.(1)

k.3   Form of Fee Waiver Agreement between Registrant and PIMCO Advisors
      L.P.(1)

k.4 Form of Fee Waiver Agreement between PIMCO Advisors L.P. and Pacific Investment Management Company LLC.(1)

k.5 Form of Auction Agency Agreement between the Registrant and the Auction Agent as to the Registrant's Auction Preferred Shares, filed herewith.

k.6 Form of Broker-Dealer Agreement as to the Registrant's Auction Preferred Shares, filed herewith.

k.7 Form of Depository Trust Company Representations Letter as to the Registrant's Auction Preferred Shares, filed herewith.


l. Opinion and consent of Ropes & Gray as to the Registrant's Auction Preferred Shares, to be filed by amendment.


m.    None.

n.    Consent of PricewaterhouseCoopers LLP, filed herewith.

o.    None.

p. Subscription Agreement of PIMCO Advisors L.P., dated June 19, 2001, incorporated by reference from the corresponding exhibit of Pre-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-2 (File Nos. 811-10379 and 333-61300), as filed June 26, 2001.

q.    None.

r.1   Code of Ethics of Registrant.(1)

r.2   Code of Ethics of PIMCO Advisors L.P.(1)

r.3   Code of Ethics of Pacific Investment Management Company LLC.(1)

s.1 Power of Attorney for each of Messrs. Treadway, Shlissel, Connor, Belica and Schott, filed herewith.


s.2   Power of Attorney for each of Messrs. Kertess and Schott, filed herewith.

--------------------------

(1) Incorporated by reference from the corresponding exhibit of Pre-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-2 (File Nos. 811-10379 and 333-61300), as filed June 25, 2001.

Item 25: Marketing Arrangements

      See Sections 5(h), 8 and 9 of Exhibit h.1 of Item 24 of this Registration Statement and Sections 8, 9 and 15 of Exhibit h.2 of Item 24 of this Registration Statement, to be filed by amendment.

Item 26: Other Expenses of Issuance and Distribution

      Securities and Exchange Commission fees      $ 37,500*
      Printing and engraving expenses                55,500*
      Legal Fees                                     75,500*
      Accounting expenses                             5,000*
      Rating Agency Fees                             45,000*
      Miscellaneous expenses                          2,500*
                                                   --------
              Total                                $221,000*
                                                   ========


      *  Estimated expense. To be filed by amendment.

Item 27: Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 28: Number of Holders of Securities

      At August 6, 2001


              (1)                                         (2)
         TITLE OF CLASS                       NUMBER OF RECORD HOLDERS
         --------------                       ------------------------

   Auction Preferred Shares of                             0
beneficial interest, no par value

Common Shares of beneficial interest,                     40
          no par value

Item 29: Indemnification

      Reference is made to Article VIII, Sections 1 through 4, of the Registrant's Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference herein.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Amended and Restated Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registant, PIMCO Advisors L.P., Pacific Investment Management Company LLC and their respective trustees, directors and officers are insured by directors and officers/errors and ommissions liability policies.

Item 30: Business and Other Connections of Investment Adviser

      Descriptions of the business of PIMCO Advisors L.P., the Registrant's investment manager, and Pacific Investment Management Company LLC, the Registrant's portfolio manager, are set forth under the captions "Investment Manager" and "Portfolio Manager" under "Management of the Fund" in both the prospectus and Statement of Additional Information forming part of this Registration Statement. The following sets forth business and other connections of each director and executive officer (and persons performing similar functions) of PIMCO Advisors L.P. and Pacific Investment Management Company LLC.


                               PIMCO Advisors L.P.
                          1345 Avenue of the Americas
                              New York, NY 10105

Name                   Position with Advisor      Other Connections
---------------------- -------------------------- ------------------------------

Joachim Faber, Dr.     Chief Executive Officer    Member of the Board of
                                                  Allianz AG

Udo Frank              Managing Director; Chief   Managing Director and Chief
                       Investment Officer         Investment Officer of Allianz
                                                  Asset Advisory and Management
                                                  GmbH

Robert M. Fitzgerald   Executive Vice President   Chief Financial Officer PIMCO
                       and Chief Financial        Funds Distributors LLC,
                       Officer                    Cadence Capital Management,
                                                  NFJ Investment Group,
                                                  Parametric Portfolio
                                                  Associates, Pacific Investment
                                                  Management Company LLC and
                                                  StocksPLUS Management, Inc.;
                                                  Executive Vice President and
                                                  Chief Financial Officer, Value
                                                  Advisors LLC; and Chief
                                                  Financial Officer PIMCO Funds
                                                  Advertising Agency.

Kenneth M. Poovey      Managing Director; Chief   Chief Executive Officer,
                       Executive Officer of U.S.  Value Advisors LLC,
                       Equity Division of PIMCO   Oppenheimer Capital
                       Advisors

Stephen J. Treadway    Managing Director          Chairman, President and Chief
                                                  Executive Officer, PIMCO
                                                  Funds Advertising Agency,
                                                  Inc., PIMCO Funds
                                                  Distributors LLC

James G. Ward          Executive Vice President,  Executive Vice President,
                       Human Resources            Human Resources, Value
                                                  Advisors LLC

Stewart A. Smith       Secretary                  Secretary, NFJ Investment
                                                  Group, Parametric Portfolio
                                                  Associates; Assistant
                                                  Secretary, Cadence Capital
                                                  Management

                    Pacific Investment Management Company LLC
                                    ("PIMCO")
                       840 Newport Center Drive, Suite 300
                             Newport Beach, CA 92660

Name                          Business and Other Connections
----------------------------- --------------------------------------------------

Arnold, Tamara J.             Executive Vice President, PIMCO

Benz, William R. II           Managing Director, Executive Committee Member,
                              PIMCO

Bhansali, Vineer              Executive Vice President, PIMCO

Brynjolfsson, John B.         Executive Vice President, PIMCO

Burns, R. Wesley              Managing Director, PIMCO; President and Trustee of
                              PIMCO Funds and PIMCO Variable Insurance Trust;
                              President and Director of PIMCO Commercial
                              Mortgage Securities Trust, Inc.; Director, PIMCO
                              Funds: Global Investors Series plc and PIMCO
                              Global Advisors (Ireland) Limited

Cupps, Wendy W.               Executive Vice President, PIMCO

Dialynas, Chris               Managing Director, PIMCO

Ehlert, A. Benjamin           Executive Vice President, PIMCO

El-Erian, Mohamed A.          Managing Director, PIMCO

Feingold, Andrea S.           Executive Vice President, PIMCO

Gross, William H.             Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Senior Vice President of PIMCO
                              Funds and PIMCO Variable Insurance Trust

Hague, John L.                Managing Director, PIMCO

Hally, Gordon C.              Executive Vice President, PIMCO

Hamalainen, Pasi M.           Managing Director, PIMCO

Harris, Brent R.              Managing Director and Executive Committee Member,
                              PIMCO; Director and Vice President, StocksPLUS
                              Management, Inc.; Trustee and Chairman of PIMCO
                              Funds and PIMCO Variable Insurance Trust; Director and Chairman, PIMCO Commercial Mortgage Securities
                              Trust, Inc.

Hinman, David C.              Executive Vice President, PIMCO

Hodge, Douglas M.             Executive Vice President, PIMCO

Holden, Brent L.              Managing Director, PIMCO

Isberg, Margaret E.           Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds

Keller, James M.              Executive Vice President, PIMCO

Kennedy, Raymond G.           Executive Vice President, PIMCO

Loftus, John S.               Managing Director, PIMCO; Senior Vice President of
                              PIMCO Funds; Vice President and Assistant
                              Secretary, StocksPLUS Management, Inc.

Mariappa, Sudesh N.           Executive Vice President, PIMCO

Mather, Scott A.              Executive Vice President, PIMCO; Senior Vice
                              President, PIMCO Commercial Mortgage Securities
                              Trust, Inc.

McCray, Mark V.               Executive Vice President, PIMCO

McCulley, Paul A.             Managing Director, PIMCO

McDevitt, Joseph E.           Executive Vice President, PIMCO; Director and
                              Chief Executive Officer, PIMCO Global Advisors
                              (Europe) Limited

Muzzy, James F.               Managing Director, PIMCO; Director and Vice
                              President, StocksPLUS Management, Inc.; Senior
                              Vice President, PIMCO Variable Insurance Trust;
                              Vice President of PIMCO Funds

Otterbein, Thomas J.          Executive Vice President, PIMCO

Phansalkar, Mohan V.          Executive Vice President, Senior Legal Officer
                              and Assistant Secretary, PIMCO; Vice President and
                              Assistant Secretary, StocksPLUS Management, Inc.

Powers, William C.            Managing Director and Executive Committee Member,
                              PIMCO; Senior Vice President, PIMCO Commercial
                              Mortgage Securities Trust, Inc.

Schmider, Ernest L.           Managing Director and Secretary, PIMCO; Director
                              and Assistant Secretary, StocksPLUS Management,
                              Inc.


Simon, Scott                  Executive Vice President, PIMCO

Thomas, Lee R.                Managing Director, PIMCO

Thompson, William S. Jr.      Chief Executive Officer, Managing Director and
                              Executive Committee Member, PIMCO; Director and
                              President, StocksPLUS Management, Inc.; Senior
                              Vice President of PIMCO Variable Insurance Trust;
                              Vice President of PIMCO Funds and PIMCO Commercial
                              Mortgage Securities Trust, Inc.

Trosky, Benjamin L.           Managing Director, PIMCO; Senior Vice President,
                              PIMCO Commercial Mortgage Securities Trust, Inc.

Weil, Richard M.              Chief Operating Officer, PIMCO

Wood, George H.               Executive Vice President, PIMCO

Item 31: Location of Accounts and Records

      The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 and/or Bankers Trust Company, 4 Albany Street, New York, NY 10006.


Item 32: Management Services

      Not applicable.

Item 33: Undertakings

      1. Registrant undertakes to suspend the offering of its Common Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2. Not applicable.

      3. Not applicable.

      4. Not applicable.

      5. The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective; and

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                     Notice

      A copy of the Agreement and Declaration of Trust of PIMCO California Municipal Income Fund (the "Fund"), together with all amendments thereto, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Fund by any officer of the Fund as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees of the Fund or shareholders of the Fund individually, but are binding only upon the assets and property of the Fund.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 14th day of August 2001.

                                        PIMCO CALIFORNIA MUNICIPAL INCOME FUND

                                        By: /s/ Stephen J. Treadway
                                            -----------------------
                                            Stephen J. Treadway,
                                            President

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name                           Capacity                      Date
----                           --------                      ----

/s/ Stephen J. Treadway        Trustee and President          August 14, 2001
------------------------------
Stephen J. Treadway


Paul Belica*                   Trustee                        August 14, 2001
------------------------------
Paul Belica


Robert E. Connor*              Trustee                        August 14, 2001
------------------------------
Robert E. Connor

Hans Kertess*                  Trustee                        August 14, 2001
------------------------------
Hans Kertess

/s/ Brian S. Shlissel          Treasurer and Principal        August 14, 2001
------------------------------ Financial and Accounting
Brian S. Shlissel              Officer



                                        *By: /s/ Stephen J. Treadway
                                             ---------------------------
                                             Stephen J. Treadway,
                                             Attorney-In-Fact

                                             Date: August 14, 2001

                                INDEX TO EXHIBITS

Exhibit                      Exhibit Name
-------                      ------------

d.4    Specimen Certificates representing Registrant's Auction Preferred Shares.

k.5 Form of Auction Agency Agreement between Registrant and the Auction Agent as to Registrant's Auction Preferred Shares.

k.6    Form of Broker-Dealer Agreement as to Registrant's Auction Preferred
       Shares.

k.7 Form of Depository Trust Company Representations Letter as to Registrant's Auction Preferred Shares.

n.     Consent of PricewaterhouseCoopers LLP.

s.1 Power of Attorney for each of Messrs. Treadway, Shlissel, Connor, Belica and Schott.

s.2    Power of Attorney for each of Mrssrs. Kertess and Schott.